           As filed with Securities and Exchange Commission on April 28, 2004.
                                                     File Nos. 2-87775, 811-4815

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [X]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [31]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940 [X]
                               Amendment No. [33]
                          -----------------------------
                                Ultra Series Fund
                                2000 Heritage Way
                               Waverly, Iowa 50677
                            (319) 352-4090, ext. 2157
             (Registrant's Exact Name, Address and Telephone Number)

                        Margaret Gallardo-Cortez, Esquire
                       CUNA Mutual Life Insurance Company
                               %CUNA Mutual Group
                                2000 Heritage Way
                               Waverly, Iowa 50677
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                Approximate Date of Proposed Public Offering: [ ]

It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2004 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date)pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                ULTRA SERIES FUND


PROSPECTUS                                                           MAY 1, 2004


                                MONEY MARKET FUND
                                    BOND FUND
                                HIGH INCOME FUND
                                  BALANCED FUND
                          GROWTH AND INCOME STOCK FUND
                         CAPITAL APPRECIATION STOCK FUND
                               MID-CAP STOCK FUND
                           MULTI-CAP GROWTH STOCK FUND
                             GLOBAL SECURITIES FUND
                            INTERNATIONAL STOCK FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                       This page left intentionally blank.

                                TABLE OF CONTENTS


                                                                            PAGE
THE FUND

         Money Market Fund..............................................      1
         Bond Fund......................................................      3
         High Income Fund...............................................      6
         Balanced Fund..................................................      8
         Growth and Income Stock Fund...................................     11
         Capital Appreciation Stock Fund................................     14
         Mid-Cap Stock Fund.............................................     16
         Multi-Cap Growth Stock Fund....................................     19
         Global Securities Fund.........................................     22
         International Stock Fund.......................................     25
         Risk vs. Return................................................     28
         Expenses.......................................................     29

THE SHARES
         Offer..........................................................     30
         Purchase and Redemption........................................     31
         Market Timing..................................................     31
         Dividends......................................................     32
         Pricing of Fund Shares.........................................     33
         Taxes..........................................................     33

MORE ABOUT ULTRA SERIES FUND
         Portfolio Management...........................................     34
         Inquiries......................................................     36
         Financial Highlights...........................................     37


Additional information about each fund's investments is available in the Statement of Additional Information (SAI), and the annual and semiannual reports to shareholders. In particular, the annual reports will discuss the relevant market conditions and investment strategies used by the portfolio manager(s) that materially affected performance during the prior fiscal year. You may get a copy of the most recent of these reports at no cost by calling 1-800-798-5500.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. The investment objectives of the funds are "fundamental" meaning they cannot be changed without shareholder approval. These funds may not achieve their objectives.

                                MONEY MARKET FUND

INVESTMENT OBJECTIVE

What is this fund's goal?


The MONEY MARKET FUND seeks high current income from money market instruments consistent with the preservation of capital and liquidity.


INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-        require stability of principal

- are seeking a mutual fund for the cash portion of an asset allocation program

-        need to "park" your money temporarily

                                       or

-        consider yourself a saver rather than an investor.

You may want to invest fewer of your assets in this fund if you:

-        want federal deposit insurance

-        are seeking an investment that is likely to outpace inflation

- are investing for retirement or other goals that are many years in the future

                                       or

-        are investing for growth or maximum current income.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. There is a possibility that the fund's share value could fall below $1.00, which could reduce the value of your account. An investment in The MONEY MARKET FUND is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the MONEY MARKET FUND attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing (or resetting their interest rates to market levels) in thirteen months or less from the date of purchase. It includes such securities issued by U.S. and foreign financial institutions, corporations, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the types of permissible issuers and rating categories is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in these securities unless they are backed by a U.S. parent financial institution. In addition, enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis. To the extent permitted by law and available in the market, the fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

                          MONEY MARKET FUND PERFORMANCE

HOW HAS THE MONEY MARKET FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Money Market Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  TOTAL RETURNS
                          (FOR YEARS ENDED DECEMBER 31)


                                  [BAR CHART]

94          3.34%

95          5.21%

96          4.72%

97          5.01%

98          5.00%

99          4.69%

00          5.86%

01          3.79%

02          1.50%

03          0.75%


Best Calendar Quarter:   3Q'00        1.56%
Worst Calendar Quarter:  4Q'03        0.16%



The Money Market Fund's current 7-day yield may be obtained by calling 1-800-798-5500.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE MONEY MARKET FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE MONEY MARKET FUND COMPARE TO GENERAL MONEY MARKET RETURNS?

The following table compares the performance of the Money Market Fund with the performance of the 90-day U.S. Treasury Bill, which is one measure of the performance of the relevant market. Returns shown for the Money Market Fund are after the deduction of fund management and operating expenses. The Treasury Bill returns bear no such expenses.


             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                        One Year     Five Year   Ten Year
                                        --------     ---------   --------
Money Market Fund                         0.75%        3.35%      4.08%
90-day U.S. Treasury Bill                 1.07%        3.50%      4.30%

                                    BOND FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The BOND FUND seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-        seek an investment based on a regular stream of income

- seek higher potential returns than money market funds and are willing to accept moderate risk of volatility

-        want to diversify your investments

- seek a mutual fund for the income portion of an asset allocation program

                                       or

-        are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-        invest for maximum return over a long time horizon

                                       or

-        need absolute stability of your principal.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.


In addition, the fund is subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There is also PREPAYMENT/EXTENSION risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the fund's return.



To the extent that the fund invests in NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds), the fund is also subject to above-average credit, market and other risks. Issuers of NON-INVESTMENT GRADE SECURITIES are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.



To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities or other securities which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories. The Bond Fund maintains an intermediate (typically 3-6 year) average portfolio duration. As a general rule, a portfolio consisting of debt, mortgage-related and asset-backed securities experiences a decrease in principal value when interest rates increase. The extent of the decrease in principal value may be effected by the fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. "Effective duration" takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Duration measures the relative price sensitivity of a security to changes in interest rates. Typically, securities with longer durations are more price-sensitive than those with shorter durations. Commonly, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the fund holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.



Under normal circumstances, the fund invests at least 80% of its assets in investment grade securities. The fund may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations; and

- U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.


To the extent permitted by law and available in the market, the fund will also invest in: 1) asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions or other financial institutions; and 2) foreign government debt securities (securities issued or guaranteed by a foreign government or its agencies or instrumentalities).

                              BOND FUND PERFORMANCE

HOW HAS THE BOND FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Bond Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  TOTAL RETURNS
                          (FOR YEARS ENDED DECEMBER 31)


                                  [BAR CHART]

94          -3.06%

95          16.37%

96           2.86%

97           7.45%

98           6.18%

99           0.73%

00           8.11%

01           8.32%

02           8.55%

03           3.05%

Best Calendar Quarter:   2Q'95        5.29%
Worst Calendar Quarter:  1Q'94       -2.51%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE BOND FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE BOND FUND COMPARE TO THE PERFORMANCE OF THE GENERAL BOND MARKET?



The following table compares the performance of the Bond Fund with the performance of the Lehman Brothers Intermediate Government/Credit Bond Index which is one measure of the performance of the relevant market. Returns shown for the Bond Fund are after the deduction of fund management and operating expenses. The Lehman Brothers Intermediate Government/Credit Bond Index returns bear no such expenses.



             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                   One Year   Five Year     Ten Year
                                   --------   ---------     --------
Bond Fund                            3.05%      5.70%         5.74%
Lehman Brothers Intermediate
 Government/Credit Bond Index        4.31%      6.65%         6.63%

                                HIGH INCOME FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The HIGH INCOME FUND seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

- are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

-        want to diversify your investments

                                       or


- are seeking an investment based on a regular stream of income as part of an asset allocation program.


You may want to invest fewer of your assets in this fund if you:

-        desire relative stability of your principal

                                       or

-        are investing for maximum return over a long time horizon.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

This fund is subject to above-average INTEREST RATE and CREDIT RISKS, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.


To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.



The fund may also invest in mortgage-backed securities that are subject to prepayment/extension risks described in the Bond Fund Principal Risks section of this Prospectus.



PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities in which the fund may invest include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.



The fund may also invest up to 25% of its assets in high-yielding foreign securities, including emerging market securities.

                          HIGH INCOME FUND PERFORMANCE

HOW HAS THE HIGH INCOME FUND PERFORMED?

The following chart provides an illustration of the performance of the High Income Fund. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  TOTAL RETURNS
                          (FOR YEARS ENDED DECEMBER 31)


                                  [BAR CHART]

01              3.45%

02              3.06%

03             18.46%


Best Calendar Quarter:    2Q'03        6.08%
Worst Calendar Quarter:   3Q'01       -4.31%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE HIGH INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE HIGH INCOME FUND COMPARE TO THE PERFORMANCE OF THE GENERAL HIGH YIELD MARKET?


The following table compares the performance of the High Income Fund with the performance of the Lehman Brothers High Yield Bond Index, which is one measure of the performance of the relevant market. Returns shown for the High Income Fund are after the deduction of fund management and operating expenses. The Lehman Brothers High Bond Yield Index returns bear no such expenses.


             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                             One Year       Three Year     Since Inception*
                                             --------       ----------     ----------------
High Income Fund                              18.46%          8.09%             7.64%
Lehman Brothers High Yield Bond Index         28.97%         10.21%             8.91%


*Fund commenced operations on October 31, 2000.

                                  BALANCED FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The BALANCED FUND seeks a high total return through the combination of income and capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-        are looking for a more conservative option to a growth-oriented fund

-        want a well-diversified and relatively stable investment allocation

-        need a core investment


- seek a reasonable total return over the long term irrespective of its form (i.e., capital gains or ordinary income)



                                       or


-        are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-        are investing for maximum return over a long time horizon


- want your return to be primarily either ordinary income or capital gains, but not both


                                       or

-        require a high degree of stability of your principal.

PRINCIPAL RISKS

What are the main risks of investing in this fund?


The risks of this fund include the risks described for the Bond, Money Market, Growth and Income Stock and Capital Appreciation Stock Funds because it invests in the same types of securities, but the effects of these risks are somewhat muted due to the greater diversification of this fund. As with any fund that invests in stocks and bonds, the fund is subject to MARKET and INTEREST RATE RISKS, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Loss of money is a risk of investing in this fund.






Because different stocks and bonds move in and out of favor depending on market conditions, investor sentiment and a myriad of other issues, the fund may sometimes outperform funds with a different investment objective and sometimes underperform them.



To the extent that it invests in the following securities, the fund may be affected by additional risks relating to those securities:



-        non-investment grade securities



-        foreign securities



-        mortgage-backed securities



Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. Mortgage-backed securities are subject to prepayment and extension risks. These risks are more fully explained elsewhere in this prospectus and in the SAI.

PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Stock and Growth and Income Stock Funds invest, the same types of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Money Market Fund invests.



The fund may invest up to 25% of its assets in foreign securities.



The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their values.

                            BALANCED FUND PERFORMANCE

HOW HAS THE BALANCED FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Balanced Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  TOTAL RETURNS
                          (FOR YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

94          -0.46%

95          22.27%

96          10.79%

97          16.87%

98          13.40%

99          14.49%

00           3.86%

01          -3.07%

02         -11.13%

03          16.82%

Best Calendar Quarter:   4Q'98        11.44%
Worst Calendar Quarter:  3Q'02        -8.46%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE BALANCED FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE BALANCED FUND COMPARE TO THE PERFORMANCE OF THE GENERAL BALANCED MARKET?



The following table compares the performance of the Balanced Fund with the performance of several market indices which are measures of the performance of the relevant market. Returns shown for the Balanced Fund are after the deduction of fund management and operating expenses. The Lehman Brothers Intermediate Government/Credit Bond Index and Treasury Bill returns bear no such expenses.



             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                              One Year   Five Year   Ten Year
                                              --------   ---------   --------
Balanced Fund                                  16.82%      3.65%       7.90%
S&P 500 Index                                  28.69%     -0.57%      11.07%
Lehman Brothers Intermediate Government/
 Credit Bond Index                              4.31%      6.65%       6.63%
90-day U.S. Treasury Bill                       1.07%      3.50%       4.30%

                          GROWTH AND INCOME STOCK FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The GROWTH AND INCOME STOCK FUND seeks long-term capital growth, with income as a secondary consideration.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-        are looking for a stock fund that has both growth and income components

-        are looking for a more conservative option to a growth-oriented fund

-        need a core investment

- seek above-average long-term total return through a combination of capital gains and ordinary income

                                       or

-        are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-        are investing for maximum return over a long time horizon

- desire your return to be either ordinary income or capital gains, but not both

                                       or

-        require a high degree of stability of your principal.

PRINCIPAL RISKS

What are the main risks of investing in this fund?


Any fund that invests in stocks and seeks income is subject to MARKET and, to a lesser extent, INTEREST RATE RISKS, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. Some of the fund's investments may rise and/or fall based upon investor perception and attitude rather than economic valuations. Loss of money is a risk of investing in this fund.



The fund primarily invests in "value" oriented stocks which may help limit the risk of negative portfolio returns. However, these value stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is perceived to be undervalued, it is actually appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.



To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.


PRINCIPAL INVESTMENT STRATEGIES


How does this fund pursue its objective?



The Growth and Income Stock Fund will focus on stocks of larger companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives.



The fund generally follows what is known as a "value" approach, which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented stocks are favored by investors.

The fund will typically invest in securities representing every sector of the S&P 500 Index in about (+/-50%) the same weightings as such sector has in the S&P 500 Index. For example, if technology companies represent 10% of the S&P 500 Index, the fund will typically have between 5% and 15% of its assets invested in securities issued by technology companies.



The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.



The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                    GROWTH AND INCOME STOCK FUND PERFORMANCE

HOW HAS THE GROWTH AND INCOME STOCK FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Growth and Income Stock Fund by showing the changes in the portfolio performance of the fund from year to year over a 10-year period. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  TOTAL RETURNS
                          (FOR YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

94           1.42%

95          31.75%

96          22.02%

97          31.42%

98          17.92%

99          17.95%

00           0.82%

01         -10.71%

02         -21.55%

03          25.89%

Best Calendar Quarter:   4Q'98       17.82%
Worst Calendar Quarter:  3Q'02      -19.76%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE GROWTH AND INCOME STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE GROWTH AND INCOME STOCK FUND COMPARE TO THE PERFORMANCE OF THE GENERAL GROWTH AND INCOME MARKET?


The following table compares the performance of the Growth & Income Stock Fund with the performance of the S&P 500 Index, which is one measure of the performance of the relevant market. Returns shown for the Growth and Income Stock Fund are after the deduction of fund management and operating expenses. The S&P 500 Index returns bear no such expenses.


             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                             One Year    Five Year     Ten Year
                             --------    ---------     --------
Growth & Income Fund          25.89%        0.96%       10.24%
S&P 500 Index                 28.69%       -0.57%       11.07%

                         CAPITAL APPRECIATION STOCK FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The CAPITAL APPRECIATION STOCK FUND seeks long-term capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-        have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

-        want to diversify your investments

- are seeking a fund for the growth portion of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-        are investing with a shorter investment time horizon in mind

-        are seeking an investment based on income rather than capital gains

                                       or

- are uncomfortable with an investment whose value may vary substantially.

PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Stock Fund.






The fund's investments in smaller and midsize companies may entail greater risks than investments in larger, more established companies. Smaller and midsize companies tend to have more narrow product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of the risks associated with foreign securities is included in the Principal Risks section of the International Stock Fund page and in the SAI.



PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective?



The Capital Appreciation Stock Fund invests primarily in common stocks and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have both low market prices relative to their perceived intrinsic value and growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is referred to as a "core" or "blend" approach. Relative to the Growth and Income Stock Fund, the Capital Appreciation Stock Fund will seek more earnings growth capability in the stocks it purchases, and will include some smaller, less developed companies and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries, but may often be less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.



The fund will typically invest in securities representing every sector of the S&P SuperComposite 1500 Index in about (+/-100%) the same weightings as such sector has in the S&P SuperComposite 1500 Index. For example, if technology companies represent 10% of the S&P SuperComposite 1500 Index, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.



The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived intrinsic value, or other stocks appear more attractively priced relative to their prospects.

                   CAPITAL APPRECIATION STOCK FUND PERFORMANCE

HOW HAS THE CAPITAL APPRECIATION STOCK FUND PERFORMED?

The following chart provides an indication of the risks of investing in the Capital Appreciation Stock Fund by showing the changes in the portfolio performance of the fund from year to year since inception. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  TOTAL RETURNS
                          (FOR YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

95          30.75%

96          21.44%

97          31.57%

98          20.90%

99          25.19%

00           4.28%

01          -9.11%

02         -31.41%

03          29.13%

Best Calendar Quarter:   4Q'98       20.84%
Worst Calendar Quarter:  2Q'02      -20.73%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE CAPITAL APPRECIATION STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE CAPITAL APPRECIATION STOCK FUND COMPARE TO THE PERFORMANCE OF THE GENERAL CAPITAL APPRECIATION MARKET?



The following table compares the performance of the Capital Appreciation Stock Fund with the performance of the S&P SuperComposite 1500 Index, which is a measure of the performance of the relevant market. Returns shown for the Capital Appreciation Stock Fund are after the deduction of fund management and operating expenses. The S&P SuperComposite 1500 Index returns bear no such expenses.



             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                      One Year       Five Year     Since Inception*
                                      --------       ---------     ----------------
Capital Appreciation Stock Fund        29.13%          1.00%           10.84%
S&P SuperComposite 1500 Index          29.59%          0.39%           10.78%


*Fund commenced operations on January 3, 1994.

                               MID-CAP STOCK FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The MID-CAP STOCK FUND seeks long-term capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-        have a longer investment time horizon

- are willing to accept higher on-going short-term risk for the potential of higher long-term returns

-        want to diversify your investments

- are seeking a fund for the growth portion of an asset allocation program

- are seeking exposure to smaller companies as part of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.


Due to its focus on smaller companies' stocks (that are within the ranges discussed below) that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Stock Fund. The fund's investments in smaller and midsize companies may entail greater risks than investments in larger, more established companies. Smaller and midsize companies tend to have more narrow product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies, because growth prospectus for these companies may be less certain and the market for such securities may be smaller.



In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies are often greater than those of purchasing or selling more widely traded securities. Securities of smaller capitalization companies are often difficult to value. In addition, a "value" approach to investing includes the risks that: (1) The securities markets will not recognize the perceived value of a security; and (2) a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.



To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.

INVESTOR PROFILE (CONTINUED)

Who should consider investing in this fund?

You may want to invest fewer of your assets in this fund if you:

-        are investing with a shorter investment time horizon in mind


-        are seeking an investment based on income rather than capital gain




                                       or


- are uncomfortable with an investment whose value may vary substantially.


PRINCIPAL INVESTMENT STRATEGIES


How does this fund pursue its objective?


The Mid-Cap Stock Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $12 billion, but more than $2 billion, at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because the company's market capitalization has either grown beyond $12 billion, or fallen below $2 billion, and such positions may be increased through additional purchases.



The fund seeks stocks in this midsize to smaller range (within the ranges noted above) that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income Stock and Capital Appreciation Stock Funds, the Mid-Cap Stock Fund includes smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies. They often use profits to expand rather than to pay dividends.


The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.


The fund typically invests in securities representing every sector of the S&P MidCap 400 Index in about (+/-100%) the same weightings as such sector has in the S&P MidCap 400 Index. For example, if technology companies represent 10% of the S&P MidCap 400 Index, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies. The fund may also invest in warrants, preferred stocks, convertible debt securities, and real estate investment trusts, and may invest up to 25% of its assets in foreign securities.

                         MID-CAP STOCK FUND PERFORMANCE

HOW HAS THE MID-CAP STOCK FUND PERFORMED?

The following chart provides an illustration of the performance of the Mid-Cap Stock Fund. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                 TOTAL RETURNS
                         (FOR YEARS ENDED DECEMBER 31)


                                  [BAR CHART]

00                  23.85%

01                  11.16%

02                 -17.41%

03                  31.21%

Best Calendar Quarter:    4Q'01       20.98%
Worst Calendar Quarter:   3Q'02      -20.69%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE MID-CAP STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE MID-CAP STOCK FUND COMPARE TO GENERAL MID-CAP MARKET RETURNS?

The following table compares the performance of the Mid-Cap Stock Fund with the performance of the S&P MidCap 400 Index, which is one measure of the performance of the relevant market. Returns shown for the Mid-Cap Stock Fund are after the deduction of fund management and operating expenses. The S&P MidCap 400 Index return bears no such expenses.


             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                 One Year       Three Year      Since Inception*
                                                 --------       ----------      ----------------
Mid-Cap Stock Fund                                31.21%           6.40%             11.97%
S&P MidCap 400 Index                              35.62%           4.84%              9.28%


*Fund commenced operations on May 1, 1999.

                           MULTI-CAP GROWTH STOCK FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The MULTI-CAP GROWTH STOCK FUND (formerly the Emerging Growth Fund) seeks long-term capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-        have a longer investment time horizon

- are willing to accept significantly greater risk for the potential of higher long-term returns

-        want to diversify your investments

- are seeking a fund for the growth portion of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future.

PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks of growth companies, including those of medium and smaller capitalization companies, it will typically experience greater volatility over time than the Capital Appreciation Fund. Securities of medium and smaller capitalization companies may experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Additional risks of investing in smaller capitalization companies are described in the principal risks section of the Mid-Cap Stock Fund page.


Some growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.


To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Stock Fund page and in the SAI.

Who should consider investing in this fund?

You may want to invest fewer of your assets in this fund if you:

-        are investing with a shorter investment time horizon in mind

-        are seeking an investment based on income rather than capital gain

                                       or

- are uncomfortable with an investment whose value may vary substantially.

PRINCIPAL INVESTMENT STRATEGIES (Continued)

How does this fund pursue its objective?


The Multi-Cap Growth Stock Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund is managed by a team of portfolio managers of the subadviser, each with expertise in a specific range of the market capitalization spectrum. Each of the portfolio managers has a distinct sub-portfolio that is focused on the manager's area of market capitalization expertise. Typically, between 60% and 90% of the fund will be invested in large capitalization companies (generally over $12 billion of market capitalization). The sub-adviser may invest up to 25% of the fund in mid capitalization companies (generally between $2 billion and $12 billion of market capitalization) and up to 20% in small capitalization companies (generally under $2 billion of market capitalization). The fund seeks securities of growth companies across a broad range of market capitalization, which are companies that may be:


- major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

- early in their life cycle, but have the potential to become much larger enterprises.

Although the fund invests primarily in large companies, the fund seeks growth companies of any size if they have products, proprietary technologies, management, or market opportunities that are likely to support earnings growth over extended time periods in excess of the growth rate of the economy and/or the rate of inflation. Stocks are generally sold when the upside return potential is equal to the downside risk potential.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities, including emerging market securities.

                     MULTI-CAP GROWTH STOCK FUND PERFORMANCE

HOW HAS THE MULTI-CAP GROWTH STOCK FUND PERFORMED?

The following chart provides an illustration of the performance of the Multi-Cap Growth Stock Fund. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  TOTAL RETURNS
                          (FOR YEARS ENDED DECEMBER 31)


                                  [BAR CHART]

01         -30.89%

02         -25.21%

03          33.41%

Best Calendar Quarter:   4Q'01       20.99%
Worst Calendar Quarter:  1Q'01      -27.05%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS MULTI-CAP GROWTH STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST. THE RESULTS INCLUDE OR PARTIALLY REFLECT THE PERFORMANCE OF THE PREVIOUS SUBADVISER, WHICH WAS REPLACED BY WELLINGTON MANAGEMENT COMPANY, LLP, EFFECTIVE MAY 1, 2002.


HOW DOES THE PERFORMANCE OF THE MULTI-CAP GROWTH STOCK FUND COMPARE TO THE RELEVANT BENCHMARK?

The following table compares the performance of the Multi-Cap Growth Stock Fund with the performance of the Russell 3000 Growth Index, which is one measure of the performance of the relevant market. Returns shown for the Multi-Cap Growth Stock Fund are after the deduction of fund management and operating expenses. The Russell 3000 Growth Index returns bear no such expenses.


             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                  One Year       Three Year          Since Inception*
                                                  --------       ----------          ----------------
Multi-Cap Growth Stock Fund                        33.41%          -11.65%               -13.83%
Russell 3000 Growth Index                          30.97%           -8.84%               -13.68%


*Fund commenced operations on October 31, 2000.

                             GLOBAL SECURITIES FUND

INVESTMENT OBJECTIVE

What is this fund's goal?

The GLOBAL SECURITIES FUND seeks capital appreciation.

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-        are seeking to diversify your domestic investments

- are seeking access to markets that can be less accessible to individual investors in the U.S.

-        are willing to accept high risk in pursuit of higher long-term growth

- are seeking funds for the growth portion of an asset allocation program or

-        are investing for goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

-        are investing with a shorter investment time horizon in mind

-        are uncomfortable with an investment whose value may vary substantially

-        are seeking investments based on income rather than capital gains or

- want to limit your exposure to foreign markets or currencies or income from foreign sources.

PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any fund investing in stocks, the fund is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.


Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

-        Fluctuations in currency exchange rates.

-        Higher trading and custody charges compared to securities of U.S.
         companies.

- Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

- Less stringent securities regulation. Securities regulations in many foreign countries are often more lax than those of the U.S.

-        Potential political instability.

- Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to external influences.


The risks of international investing are higher in EMERGING MARKETS such as those of Central and South America, Africa, Asia and Eastern Europe. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries.



To the extent the fund invests in U.S. common stocks, it is subject to the risks described in Fund pages for the Growth and Income, Capital Appreciation and Multi-Cap Growth Stock Funds.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The fund invests mainly in foreign equity securities and equity securities of companies in the U.S. The fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the fund currently emphasizes investments in developed markets such as the U.S., Western European countries and Japan. The fund normally will invest in at least three countries (one of which may be the U.S.). The fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-cap and large-cap companies.


In selecting securities for the fund, the adviser looks primarily for foreign and U.S. companies with high growth potential. The adviser uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

The adviser considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing.

                       GLOBAL SECURITIES FUND PERFORMANCE

HOW HAS THE GLOBAL SECURITIES FUND PERFORMED?

The following chart provides an illustration of the performance of the Global Securities Fund. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  TOTAL RETURNS
                          (FOR YEARS ENDED DECEMBER 31)


01         -10.32%

02         -21.77%

03          41.24%


Best Calendar Quarter:   2Q'03       20.02%
Worst Calendar Quarter:  3Q'02      -17.90%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS GLOBAL SECURITIES FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE GLOBAL SECURITIES FUND COMPARE TO THE PERFORMANCE OF THE GENERAL GLOBAL MARKET?


The following table compares the performance of the Global Securities Fund with the performance of the MSCI World Index, which is one measure of the performance of the relevant market. Returns shown for the Global Securities Fund are after the deduction of fund management and operating expenses. The MSCI World Index returns bear no such expenses.


             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                  One Year    Three Year    Since Inception*
                                                  --------    ----------    ----------------
Global Securities Fund                             41.24%       -0.30%          -0.32%
MSCI World Index                                   33.76%       -3.51%          -4.70%


*Fund commenced operations on October 31, 2000.

                            INTERNATIONAL STOCK FUND

INVESTMENT OBJECTIVE

What is this fund's goal?


The INTERNATIONAL STOCK FUND seeks long-term growth of capital.


INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-        are seeking to diversify your domestic investments

- are seeking access to investments in securities markets that can be less accessible to individual investors in the U.S.

-        are willing to accept high risk in pursuit of higher long-term growth

- are seeking funds for the growth portion of an asset allocation program or

-        are investing for goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

-        are investing with a shorter investment time horizon in mind

-        are uncomfortable with an investment whose value may vary substantially

-        are seeking an investment based on income rather than capital gains or

- want to limit your exposure to foreign markets or currencies or income from foreign sources.

PRINCIPAL RISKS

What are the main risks of investing in this fund?



As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described under principal risks in the earlier fund pages. Loss of money is a significant risk of investing in this fund. Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:


-        Fluctuations in currency exchange rates.

-        Higher trading and custody charges compared to securities of U.S.
         companies.

- Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.


-        Less stringent securities regulations than those of the U.S.


-        Potential political instability.

- Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to external influences.


The risks of international investing are higher in EMERGING MARKETS such as those of Central and South America, Africa, Asia and Eastern Europe. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries.



Additionally, investing in SMALLER COMPANIES involves a higher level of risk compared to larger, more established companies. Additional risks of investing in SMALLER CAPITALIZATION COMPANIES are described in the principal risks section of the Mid-Cap Stock Fund page. To the extent that the fund invests in smaller capitalization companies or utilizes higher-risk securities and practices, including forward foreign currency exchange contracts and other derivative securities and contracts, it takes on further risks that could adversely affect its performance.

PRINCIPAL INVESTMENT STRATEGIES


How does this fund pursue its objective?


Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency.


Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs"- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.


Approximately two-thirds of the fund's assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australia, and Far East ("MSCI EAFE") Index. The subadviser typically maintains this segment of the fund's portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.


Currently, the fund's remaining assets are invested in small capitalization stocks and stocks principally traded in emerging markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. Such an analysis includes both quantitative (screening for specific financial characteristics) and qualitative (evaluation of the management capabilities and business prospects of the issuer) elements.

                      INTERNATIONAL STOCK FUND PERFORMANCE

HOW HAS THE INTERNATIONAL STOCK FUND PERFORMED?

The following chart provides an illustration of the performance of the International Stock Fund. The chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts.


                                  TOTAL RETURNS
                          (FOR YEARS ENDED DECEMBER 31)


01         -18.46%

02          -7.98%

03          33.61%


Best Calendar Quarter:   2Q'03       18.08%
Worst Calendar Quarter:  3Q'02      -17.19%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS INTERNATIONAL STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE INTERNATIONAL STOCK FUND COMPARE TO THE PERFORMANCE OF THE GENERAL INTERNATIONAL MARKET?


The following table compares the performance of the International Stock Fund with the performance of the MSCI EAFE Index, which is one measure of the performance of the relevant market. Returns shown for the International Stock Fund are after the deduction of fund management and operating expenses. The MSCI EAFE Index returns bear no such expenses.


             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                        One Year           Three-Year           Since Inception*
                                        --------           ----------           ----------------
International Stock Fund                 33.61%               0.08%                  -0.73%
MSCI EAFE Index                          39.17%              -2.57%                  -2.49%


*Fund commenced operations on October 31, 2000.

                                 RISK VS. RETURN

The risk/return curve below demonstrates that, in general for diversified portfolios of securities of the various types, as short-term risk increases the potential for long-term gain also increases.

"Short-term risk" refers to the likely volatility of a fund's total return and its potential for gain or loss over a relatively short time period.


"Potential long-term return" means the expected average annual total return over a relatively long time period, such as 20 years.


                              (RISK/RETURN CURVE)

LONG TERM POTENTIAL FOR GAINS                  SHORT TERM RISK (VOLATILITY OF RETURNS)
HIGH   International Stock Fund
       Global Security Fund                    Emerging Market Stocks
       Multi-Cap Growth Stock Fund             Aggressive U.S. Stocks
       Multi-Cap Stock Fund                    Large Company International Stocks
       Capital Appreciation Stock Fund         Typical U.S. Stock Index
       Growth and Income Stock Fund            Conservative U.S. Stocks
       Balanced Fund                           "Junk" Bonds
       High Income Fund                        Typical Balanced Funds
       Bond Fund                               BBB Rated Bonds
LOW    Money Market Fund                       AAA Rated Bonds
                                               Highly Guaranteed Investments Contracts
                                               Money Market Securities


THIS CURVE IS NOT INTENDED TO INDICATE FUTURE VOLATILITY OR PERFORMANCE. It is merely intended to demonstrate the relationship between the ongoing short-term risk and the long-term potential portfolio gain of each Ultra Series and relative to other funds and types of investments.



Although each fund expects to pursue its investment objective using its principal investment strategies regardless of market conditions, each fund may invest up to 100% of its assets in money market securities as a defensive tactic in abnormal market conditions. This may prevent a fund from achieving its investment objective.

                                    EXPENSES

This table describes the expenses that you may pay if you buy and hold shares of the fund.

                             SHAREHOLDER FEES -None


                     ANNUAL FUND OPERATING EXPENSES FOR 2003



                                                        TOTAL ANNUAL
           FUND               MANAGEMENT   OTHER*    OPERATING EXPENSES
--------------------------    ----------   ------    ------------------
MONEY MARKET                    0.45%       -**            0.45%
BOND                            0.55%       -**            0.55%
HIGH INCOME                     0.75%       -**            0.75%
BALANCED                        0.70%       -**            0.70%
GROWTH AND INCOME STOCK         0.60%       -**            0.60%
CAPITAL APPRECIATION STOCK      0.80%       -**            0.80%
MID-CAP STOCK                   1.00%       -**            1.00%
MULTI-CAP GROWTH STOCK          0.85%       -**            0.85%
GLOBAL SECURITIES               0.95%      0.01%           0.96%
INTERNATIONAL STOCK             1.20%      0.01%           1.21%



TOTAL ANNUAL OPERATING EXPENSES for the funds are paid out of fund assets and are reflected in the share price. The numbers reflected in the above table, for the period ended December 31, 2003, are rounded to the nearest 100th of one percent.


MANAGEMENT FEES are amounts paid to the investment adviser for managing the funds' investments and administering fund operations.


* OTHER EXPENSES, consisting of trustees' fees, auditors' fees, interest on borrowings, any taxes and extraordinary expenses, reflect actual expenses incurred by the funds during the period ended December 31, 2003, rounded to the nearest 100th of one percent.



** OTHER EXPENSES for these funds were equal to less than 0.005% for the period ended December 31, 2003.


EXAMPLES


The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated. The examples assumes that the average annual return for each fund was 5% and that the funds' total annual operating expenses remain the same.



Although your actual costs may be higher or lower, assuming total operating expenses and that you deemed your entire investment at the end of each period, your total estimated expenses would be:



          FUND                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------     ------    -------   -------   --------
MONEY MARKET                    $  46     $ 144     $ 252    $  567
BOND                               56       176       307       689
HIGH INCOME                        77       240       417       930
BALANCED                           72       224       390       871
GROWTH AND INCOME STOCK            61       192       335       750
CAPITAL APPRECIATION STOCK         82       255       444       990
MID-CAP STOCK                     102       318       552     1,225
MULTI-CAP GROWTH STOCK             87       271       471     1,049
GLOBAL SECURITIES                  98       306       531     1,178
INTERNATIONAL STOCK               123       384       665     1,466

These examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.





                                   THE SHARES

                                      OFFER


Currently, each fund offers two classes - Class C and Class Z. Class C and Class Z are identical except that Class C shares, if available, will bear a distribution fee pursuant to a distribution plan, adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act"). Class Z shares will be sold in a continuous offering. To the extent available, Class C Shares will also be sold in a continuous offering. This prospectus offers the Class Z shares.



The Ultra Series Fund generally offers Class Z shares to separate accounts ("Accounts") of CUNA Mutual Life Insurance Company and to qualified pension and retirement plans of CUNA Mutual Group ("Plans").



The Ultra Series Fund may, in the future, offer Class C shares to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The fund will not offer shares of either class directly to the general public.



Ultra Series Fund has entered into an agreement with CUNA Mutual Life Insurance Company, the sponsor of each Account, and with each Plan (a "participation agreement"), setting forth the terms and conditions pursuant to which the Accounts and Plans purchase and redeem shares of the funds.



Investments in the Ultra Series Fund by Accounts of insurance companies are made through either variable annuity or variable life insurance contracts ("variable contracts"). Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount.



CONFLICTS



A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of such contract owners and Plan participants that invest in the funds. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more such classes of investors could be disadvantaged. The Ultra Series Fund (the "Trust") currently does not foresee any such disadvantage to owners of variable contracts or to Plan participants. Nonetheless, the Board of Trustees monitors the funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determine to exist, the life insurers investing in the Trust will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts and Plans might be required to withdraw its investment in one or more funds or substitute shares of one fund for another. This might force a fund to sell its portfolio securities at a disadvantageous price.

                             PURCHASE AND REDEMPTION


For each day on which a fund's net asset value is calculated, the Accounts transmit to the funds any orders to purchase or redeem shares of the funds based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, Plans transmit to the funds any orders to purchase or redeem shares of the fund(s) based on the instructions of Plan trustees or participants. Accounts and plans purchase and redeem shares of each fund at the fund's net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Shares are purchased and redeemed at net asset value without the deduction of sales or redemption charges. Payment for shares redeemed will be made within seven days after receipt of a proper notice or redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.



For a more detailed description of the procedures for allocating value in a sub-account to a portfolio of the Trust, owners of individual variable contracts should refer to the separate prospectus for their contracts. Plan participants should refer to their Plan documents for more detail concerning allocation of investments among portfolios.



Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the Accounts if such sales are not in the Trust's or appropriate fund's best interests. For example, the Trust may reject purchase orders from Accounts when such orders appear to be part of a pattern of large purchases and redemptions that, in the opinion of the Trust, may reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a fund's assets between daily pricings.


                                  MARKET TIMING


The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any fund that may disrupt orderly management of the fund's investment portfolio ("disruptive trading"). As investment vehicles for variable contracts and Plans, which are designed as long-term investments, the funds are not appropriate for "market timing" or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any fund or market sector.



Such practices often disrupt the orderly management of a fund's investment portfolio by, among other things:



         - requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings



         - necessitating premature liquidation of certain investments at unfavorable prices



         - increasing brokerage commissions and other portfolio transaction expenses



Likewise, exploiting potential uncertainty about the value of certain portfolio investments when a fund calculates its net asset value often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and plan participants, or otherwise cause the Trust to breach participation agreements.



Although each Account and Plan typically either purchases or redeems shares of a fund each day, the Trust does not consider such transactions disruptive to a fund unless they are large in relation to the fund's size and not the random result of net variable contract owner transactions in an Account or participation transactions in a Plan. However, the Trust considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) "market timing," (2) attempted arbitrage based on the potential for uncertainty in the value of certain portfolio investments at the time the fund computes its net asset value, or (3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of an Account to another or from one investment option in a Plan to another, to be disruptive trading and will take appropriate action to deter such trading. Such action may include taking reasonable steps to attempt to ensure, through its participation agreements or other means, that each Account and Plan has effective processes operating to identify and deter disruptive trading by owners of variable contracts issued through it. If required by applicable law or deemed advisable by the Trust's Board of Trustees, such action may include the adoption of redemption fees for shares issued to one or more Accounts and Plans.



Another action the Trust may take to stop disruptive trading is ceasing sales of additional shares of one or more funds to an Account through which offending variable contract owners may be operating. In such an event, all other owners of contracts issued through that Account would be disadvantaged. Because actions take to deter disruptive trading may be particular to the Account in question, the Trust may not take such action on a uniform basis for all Accounts.



Although the Trust will endeavor to ensure that each Account can and does identify and deter disruptive trading by its variable contract owners, it cannot control their efforts or guarantee their success at deterrence. Therefore, an investment in any of the funds is subject to the risks of disruptive trading. For example, owners of variable contracts (and their agents) have in the past been adept at evading "market timing" controls established by life insurance companies sponsoring the Accounts, and neither they nor the Trust can be certain that any particular control will operate to deter all contract owners intent on activity that can result in disruptive trading. In this regard, disruptive trading is sometimes the result of contract value transfer activity by brokers, financial planners or other agents of the issuing insurance company acting on behalf of more than one contract owner. In these situations, it may be particularly difficult to detect such trading.


                                    DIVIDENDS

Dividends of the various funds in the Ultra Series Fund are distributed to each fund's corresponding separate account for variable contracts and qualified pension or retirement plans and automatically reinvested in the applicable Ultra Series Fund shares.

Dividends from the Money Market Fund are declared and reinvested daily in full and fractional shares of the Money Market Fund.


Dividends of ordinary income from the Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, Multi-Cap Growth Stock, High Income, Global Securities and International Stock Funds are declared and reinvested annually in full and fractional shares. Dividends of capital gains from these are declared and reinvested at least annually in full and fractional shares. In no event will capital gain dividends be declared and paid more frequently than allowed under Securities and Exchange Commission ("SEC") rules.



The funds' distributions may be subject to federal income tax. An exchange of fund shares may also be treated as a sale of fund shares and any gain on the transaction may be subject to federal income tax.

                             PRICING OF FUND SHARES


The funds' shares will be purchased and redeemed at the shares' net asset values without sales or redemption charges. The net asset value (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m. Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. Central Time will be processed by using the next day's NAV.



For all funds other than the Money Market Fund, a fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Generally, the assets of each fund are valued using market quotations and independent pricing services. If market prices are not readily available for an investment, or if the investment adviser believes they are unreliable, fair value prices may be determined in good faith using methods approved by the Trust's board of trustees.



The securities held by the Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than evaluating actual changes in the market value of the instrument. The Money Market Fund's NAV is normally expected to be $1 per share.



To the extent the funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such funds' shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.





Events impacting the value of the funds' holdings may occur between the close of the market and the time the funds' shares are priced. Under these circumstances, the funds may apply fair valuation procedures to the affected holdings when determining the funds' share prices.


Federal securities regulations will be followed in case of an emergency that interferes with valuation of shares. More information about the calculation of net asset value is in the SAI.


                                      TAXES

For federal income tax purposes, each fund will be treated as a separate entity. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"). By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies or to qualified plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.


The shareholders of the funds are qualified pension and profit sharing plans and the separate accounts of life insurance companies. Under current law, plan participants and owners of variable life insurance and annuity contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable annuity or variable life insurance contracts, see the separate prospectuses for such contracts.


For more information about the tax status of the funds, see "Taxes" in the SAI.

                          MORE ABOUT ULTRA SERIES FUND

                              PORTFOLIO MANAGEMENT


               The investment adviser for the Ultra Series Fund is:


                         MEMBERS Capital Advisors, Inc.
                             5910 Mineral Point Road
                             Madison, WI 53701-0391


MEMBERS Capital Advisors was established on July 6, 1982. It provides investment advice to the investment portfolios of CUNA Mutual Group, its "permanent affiliate" CUNA Mutual Life Insurance Company, their subsidiaries and affiliates, and MEMBERS Mutual Funds. MEMBERS Capital Advisors has over $11.6 billion of assets under management as of December 31, 2003.


MEMBERS Capital Advisors employs a team approach in the management of all the funds. The Money Market, Bond, Balanced, Growth and Income Stock, Capital Appreciation Stock Funds and a portion of the assets of the Mid-Cap Stock Fund are each managed by teams of portfolio managers employed by MEMBERS Capital Advisors.


As payment for its services as the investment adviser for the Ultra Series Fund, MEMBERS Capital Advisors receives a management fee based upon the assets of each fund which is computed and accrued daily and paid monthly. The management fees paid to MEMBERS Capital Advisors, at an annual rate as a percentage of average net assets for the previous fiscal year, were: 0.45% for the Money Market Fund, 0.55% for the Bond Fund, 0.75% for the High Income Fund, 0.70% for the Balanced Fund, 0.60% for the Growth and Income Stock Fund, 0.80% for the Capital Appreciation Stock Fund, 1.00% for the Mid-Cap Stock Fund, 0.85% for the Multi-Cap Growth Stock Fund, 1.20% for the International Stock Fund, and 0.95% for the Global Securities Fund.


MEMBERS Capital Advisors manages the assets of the High Income, Multi-Cap Growth Stock, International Stock and Global Securities Funds, and a portion of the assets of the Mid-Cap Stock Fund (and may in the future manage other funds), using a "manager of managers" approach under which MEMBERS Capital Advisors may manage some or all of the fund's assets and may allocate some or all of the fund's assets among one or more "specialist" subadvisers. MEMBERS Capital Advisors monitors the performance of each subadviser to the extent that it deems appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers, or recommends to the Ultra Series Fund board that a fund employ or terminate particular subadvisers.


MEMBERS Capital Advisors selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and MEMBERS Capital Advisors does not expect frequent changes in subadvisers. MEMBERS Capital Advisors compensates subadvisers out of its own assets.



MEMBERS Capital Advisors received an order of the Securities and Exchange Commission ("SEC") that permits the Ultra Series Fund board to employ particular subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.



As of the date of this prospectus, Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts, 02109, is the only subadviser managing the Multi-Cap Growth Stock Fund and the smaller-cap portion of the assets within the Mid-Cap Stock Fund. Wellington Management is a limited liability partnership that traces its origins to 1928. Wellington Management provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had over $393 billion in assets under management as of December 31, 2003.


Stephen T. O'Brien, CFA is the Portfolio Manager from Wellington Management primarily responsible for the Mid-Cap Stock Fund. Mr. O'Brien joined Wellington Management in 1983 and has over 30 years of investment experience.


The Multi-Cap Growth Stock Fund is managed by a team of Wellington Management portfolio managers, each of whom specializes in a different market capitalization range.



As of the date of this prospectus, Massachusetts Financial Services ("MFS"), 500 Boylston Street, Boston, MA 02116, is the only subadviser managing the assets of the High Income Fund. MFS also serves as investment adviser to each of the funds in the MFS family of funds, America's oldest mutual fund organization. Net assets under management of the MFS organization were $140.3 billion as of December 31, 2003. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization).



MFS recently reached an agreement with the SEC, the New York Attorney General, and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. In addition, MFS recently reached an agreement with the SEC to settle administrative proceedings alleging false and misleading disclosures regarding brokerage allocation practices involving MFS fund sales. A further discussion of such matters may be found in the SAI.



John Addeo, MFS Vice President, is the portfolio manager for the High Income Fund. He joined MFS in 1998. All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(TM).



As of the date of this prospectus, Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, NY 10112, is the only subadviser managing the assets of the International Stock Fund. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company that traces its origins to 1848. Lazard has offices located in San Francisco, London, Frankfurt, Milan, Tokyo and Sydney. Lazard Freres provides its institutional and private clients with a wide variety of investment banking brokerage and related services. Lazard's Investment research is undertaken on a global basis utilizing its global investment team members worldwide. Assets under management of Lazard and its affiliates were $69.1 billion as of December 31, 2003.



As of the date of this Prospectus, Oppenheimer Funds, Inc. ("Oppenheimer"), 498 Seventh Avenue, 10th Floor, New York, New York 10018 is the only subadviser for the Global Securities Fund. Oppenheimer provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had over $150 billion in assets under management as of December 31, 2003. William Wilby, Ph.D., CFA is the portfolio manager for the Global Securities Fund and is also Senior Vice President and Director of International Equities for Oppenheimer. He joined Oppenheimer in 1991. He is supported by Oppenheimer's Global Investment Team.


In addition to providing portfolio management services, MEMBERS Capital Advisors also provides or arranges for the provision of substantially all other services required by the funds. Such services include all administrative, accounting, and legal services, as well as the services of custodians, transfer agents, and dividend disbursing agents.

                                    INQUIRIES

   If you have any questions regarding the Ultra Series Fund, please contact:

                          CUNA Brokerage Services, Inc.
                                2000 Heritage Way
                                Waverly, IA 50677
                                 (800) 798-5500
                                 (319) 352-4090

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years or if shorter, the period of the Fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI and included in the annual report, each of which is available upon request.

                                ULTRA SERIES FUND

                              FINANCIAL HIGHLIGHTS


MONEY MARKET FUND


                                                      YEAR ENDED    YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED
(For a share outstanding throughout the period):      12/31/2003    12/31/2002       12/31/2001      12/31/2000        12/31/1999
                                                      ----------    ----------      ------------    ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     1.00    $     1.00      $       1.00    $       1.00      $       1.00
                                                      ----------    ----------      ------------    ------------      ------------
  INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income*                                   0.01          0.01              0.04            0.06              0.05
                                                      ----------    ----------      ------------    ------------      ------------
  DISTRIBUTIONS
   Distributions from Net Investment Income                (0.01)        (0.01)            (0.04)          (0.06)            (0.05)
                                                      ----------    ----------      ------------    ------------      ------------
NET ASSET VALUE, END OF PERIOD                        $     1.00    $     1.00      $       1.00    $       1.00      $       1.00
                                                      ==========    ==========      ============    ============      ============
TOTAL RETURN**                                              0.75%         1.50%             3.79%           5.86%             4.69%
                                                      ==========    ==========      ============    ============      ============
RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)              $  141,376    $  177,443      $    174,261    $     93,359      $     82,646
Ratio of Expenses to Average Net Assets                     0.45%         0.45%             0.46%           0.46%             0.45%
Ratio of Net Investment Income to Average
  Net Assets                                                0.75%         1.45%             3.51%           5.88%             4.72%
                                                      ==========    ==========      ============    ============      ============





BOND FUND


                                                      YEAR ENDED    YEAR ENDED        YEAR ENDED     YEAR ENDED        YEAR ENDED
(For a share outstanding throughout the period):      12/31/2003    12/31/2002        12/31/2001     12/31/2000        12/31/1999
                                                      ----------    ----------      ------------    ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    10.59    $    10.20      $      10.15    $      10.05      $      10.57
                                                      ----------    ----------      ------------    ------------      ------------
  INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income*                                   0.46          0.54              0.62            0.71              0.62
   Net Realized and Unrealized Gain (Loss)                 (0.14)         0.32              0.23            0.08             (0.54)
                                                      ----------    ----------      ------------    ------------      ------------
  TOTAL FROM INVESTMENT OPERATIONS                          0.32          0.86              0.85            0.79              0.08
                                                      ----------    ----------      ------------    ------------      ------------
  DISTRIBUTIONS
   Distributions from Net Investment Income                (0.48)        (0.47)            (0.59)          (0.69)            (0.60)
   Return of Capital                                          --            --             (0.21)             --                --
                                                      ----------    ----------      ------------    ------------      ------------
  TOTAL DISTRIBUTIONS                                      (0.48)        (0.47)            (0.80)          (0.69)            (0.60)
                                                      ----------    ----------      ------------    ------------      ------------
NET ASSET VALUE, END OF PERIOD                        $    10.43    $    10.59      $      10.20    $      10.15      $      10.05
                                                      ==========    ==========      ============    ============      ============
TOTAL RETURN**                                              3.05%         8.55%             8.32%           8.11%             0.73%
                                                      ==========    ==========      ============    ============      ============
RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)              $  552,311    $  553,494      $    384,837    $    299,650      $    250,485
Ratio of Expenses to Average Net Assets                     0.55%         0.55%             0.55%           0.55%             0.55%
Ratio of Net Investment Income to Average
  Net Assets                                                4.29%         5.14%             5.91%           6.98%             5.92%
Portfolio Turnover Rate                                    82.12%        78.37%           112.40%         462.98%           713.52%
                                                      ==========    ==========      ============    ============      ============



*    Based on average shares outstanding during the year.


** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

                                ULTRA SERIES FUND

                              FINANCIAL HIGHLIGHTS


HIGH INCOME FUND


                                                         YEAR ENDED     YEAR ENDED    YEAR ENDED    INCEPTION (a)
(For a share outstanding throughout the period):         12/31/2003     12/31/2002    12/31/2001    TO 12/31/2000
                                                         ----------     ----------    ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     9.04     $     9.41    $     9.86    $       10.00
                                                         ----------     ----------    ----------    -------------
  INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income*                                      0.72           0.71          0.84             0.14
   Net Realized and Unrealized Gain (Loss)                     0.93          (0.44)        (0.51)           (0.14)
                                                         ----------     ----------    ----------    -------------
  TOTAL FROM INVESTMENT OPERATIONS                             1.65           0.27          0.33               --
                                                         ----------     ----------    ----------    -------------
  DISTRIBUTIONS
   Distributions from Net Investment Income                   (0.53)         (0.64)        (0.78)           (0.14)
                                                         ----------     ----------    ----------    -------------
  TOTAL DISTRIBUTIONS                                         (0.53)         (0.64)        (0.78)           (0.14)
                                                         ----------     ----------    ----------    -------------
NET ASSET VALUE, END OF PERIOD                           $    10.16     $     9.04    $     9.41    $        9.86
                                                         ==========     ==========    ==========    =============
TOTAL RETURN**                                                18.46%          3.06%         3.45%           (0.03%)
                                                         ==========     ==========    ==========    =============
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000s Omitted)                 $   88,240     $   25,850    $   17,496    $      10,373
Ratio of Expenses to Average Net Assets                        0.75%          0.76%         0.77%            0.81%+
Ratio of Net Investment Income to Average
  Net Assets                                                   7.29%          7.64%         8.41%            8.48%+
Portfolio Turnover Rate                                       45.49%         38.40%        33.70%            6.78%
                                                         ==========     ==========    ==========    =============





BALANCED FUND


                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
(For a share outstanding throughout the period):         12/31/2003     12/31/2002     12/31/2001     12/31/2000     12/31/1999
                                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    15.85     $    18.42     $    20.45     $    20.44     $    18.74
                                                         ----------     ----------     ----------     ----------     ----------
  INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income*                                      0.45           0.53           0.58           0.68           0.56
   Net Realized and Unrealized Gain (Loss)                     2.18          (2.58)         (1.23)          0.11           2.14
                                                         ----------     ----------     ----------     ----------     ----------
  TOTAL FROM INVESTMENT OPERATIONS                             2.63          (2.05)         (0.65)          0.79           2.70
                                                         ----------     ----------     ----------     ----------     ----------
  DISTRIBUTIONS
   Distributions from Net Investment Income                   (0.44)         (0.52)         (0.57)         (0.67)         (0.53)
   Distributions from Net Realized Gains                         --          (0.00)(1)      (0.81)         (0.11)         (0.47)
                                                         ----------     ----------     ----------     ----------     ----------
  TOTAL DISTRIBUTIONS                                         (0.44)         (0.52)         (1.38)         (0.78)         (1.00)
                                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                           $    18.04     $    15.85     $    18.42     $    20.45     $    20.44
                                                         ==========     ==========     ==========     ==========     ==========
TOTAL RETURN**                                                16.82%        (11.13%)        (3.07%)         3.86%         14.49%
                                                         ==========     ==========     ==========     ==========     ==========
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000s Omitted)                 $  712,180     $  592,243     $  679,548     $  668,364     $  603,136
Ratio of Expenses to Average Net Assets                        0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of Net Investment Income to Average
  Net Assets                                                   2.66%          3.12%          3.04%          3.27%          2.83%
Portfolio Turnover Rate                                       38.66%         49.67%         51.80%        193.97%        269.00%
                                                         ==========     ==========     ==========     ==========     ==========



(a) Commenced operations October 31, 2000.



*   Based on average shares outstanding during period.


** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.


+   Annualized.


(1) Amount represents less than ($0.005) per share.

                                ULTRA SERIES FUND

                              FINANCIAL HIGHLIGHTS


GROWTH AND INCOME STOCK FUND


                                                  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
(For a share outstanding throughout the period):  12/31/2003   12/31/2002    12/31/2001    12/31/2000    12/31/1999
                                                  ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $    22.20   $    28.73    $    33.41    $    33.58    $    30.56
                                                  ----------   ----------    ----------    ----------    ----------
  INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income*                               0.40         0.35          0.31          0.33          0.34
   Net Realized and Unrealized Gain (Loss)              5.31        (6.53)        (3.88)        (0.05)         5.12
                                                  ----------   ----------    ----------    ----------    ----------
TOTAL FROM INVESTMENT OPERATIONS                        5.71        (6.18)        (3.57)         0.28          5.46
                                                  ----------   ----------    ----------    ----------    ----------
  DISTRIBUTIONS
   Distributions from Net Investment Income            (0.39)       (0.35)        (0.31)        (0.33)        (0.32)
   Distributions from Net Realized Gains                  --           --         (0.79)        (0.12)        (2.12)
   Return of Capital                                      --           --         (0.01)           --            --
                                                  ----------   ----------    ----------    ----------    ----------
  TOTAL DISTRIBUTIONS                                  (0.39)       (0.35)        (1.11)        (0.45)        (2.44)
                                                  ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                    $    27.52   $    22.20    $    28.73    $    33.41    $    33.58
                                                  ==========   ==========    ==========    ==========    ==========
TOTAL RETURN**                                         25.89%      (21.55%)      (10.71%)        0.82%        17.95%
                                                  ==========   ==========    ==========    ==========    ==========
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000s Omitted)          $1,065,972   $  764,895    $1,031,655    $1,166,634    $1,098,330
Ratio of Expenses to Average Net Assets                 0.60%        0.60%         0.60%         0.60%         0.60%
Ratio of Net Investment Income to Average
  Net Assets                                            1.69%        1.39%         1.05%         0.98%         0.99%
Portfolio Turnover Rate                                17.40%       18.21%        20.76%        21.08%        20.13%
                                                  ==========   ==========    ==========    ==========    ==========





CAPITAL APPRECIATION STOCK FUND


                                                  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
(For a share outstanding throughout the period):  12/31/2003   12/31/2002    12/31/2001    12/31/2000    12/31/1999
                                                  ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $    14.15   $    20.70    $    26.39    $    25.59    $    22.19
                                                  ----------   ----------    ----------    ----------    ----------
  INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income*                               0.07         0.04          0.02          0.02          0.02
   Net Realized and Unrealized Gain (Loss)              4.05        (6.54)        (2.37)         1.08          5.55
                                                  ----------   ----------    ----------    ----------    ----------
  TOTAL FROM INVESTMENT OPERATIONS                      4.12        (6.50)        (2.35)         1.10          5.57
                                                  ----------   ----------    ----------    ----------    ----------
  DISTRIBUTIONS
   Distributions from Net Investment Income            (0.08)       (0.04)        (0.02)        (0.02)        (0.02)
   Distributions from Net Realized Gains                  --        (0.01)        (3.32)        (0.28)        (2.15)
                                                  ----------   ----------    ----------    ----------    ----------
  TOTAL DISTRIBUTIONS                                  (0.08)       (0.05)        (3.34)        (0.30)        (2.17)
                                                  ----------   ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                    $    18.19   $    14.15    $    20.70    $    26.39    $    25.59
                                                  ==========   ==========    ==========    ==========    ==========
TOTAL RETURN**                                         29.13%      (31.41%)       (9.11%)        4.28%        25.19%
                                                  ==========   ==========    ==========    ==========    ==========
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000s Omitted)          $  617,603   $  592,512    $  871,111    $  924,899    $  839,134
Ratio of Expenses to Average Net Assets                 0.80%        0.80%         0.80%         0.80%         0.80%
Ratio of Net Investment Income to Average
  Net Assets                                            0.47%        0.25%         0.10%         0.08%         0.10%
Portfolio Turnover Rate                                29.36%       26.92%        27.59%        26.77%        38.38%
                                                  ==========   ==========    ==========    ==========    ==========


*    Based on average shares outstanding during year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

                                ULTRA SERIES FUND

                              FINANCIAL HIGHLIGHTS


MID-CAP STOCK FUND


                                                   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   INCEPTION (a)
(For a share outstanding throughout the period):   12/31/2003   12/31/2002    12/31/2001   12/31/2000   TO 12/31/1999
                                                   ----------   ----------    ----------   ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    11.22   $    13.94    $    13.77   $    11.15   $       10.00
                                                   ----------   ----------    ----------   ----------   -------------
  INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income*                                0.07         0.07          0.05         0.03            0.03
   Net Realized and Unrealized Gain (Loss)               3.43        (2.51)         1.39         2.62            1.34
                                                   ----------   ----------    ----------   ----------   -------------
  TOTAL FROM INVESTMENT OPERATIONS                       3.50        (2.44)         1.44         2.65            1.37
                                                   ----------   ----------    ----------   ----------   -------------
  DISTRIBUTIONS
   Distributions from Net Investment Income             (0.06)       (0.06)        (0.11)       (0.02)          (0.02)
   Distributions from Net Realized Gains                   --        (0.22)        (1.16)       (0.01)          (0.20)
                                                   ----------   ----------    ----------   ----------   -------------
  TOTAL DISTRIBUTIONS                                   (0.06)       (0.28)        (1.27)       (0.03)          (0.22)
                                                   ----------   ----------    ----------   ----------   -------------
NET ASSET VALUE, END OF PERIOD                     $    14.66   $    11.22    $    13.94   $    13.77   $       11.15
                                                   ==========   ==========    ==========   ==========   =============
TOTAL RETURN**                                          31.21%      (17.41%)       11.16%       23.85%          13.68%
                                                   ==========   ==========    ==========   ==========   =============
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000s Omitted)           $  158,698   $  102,589    $  105,414   $   64,737   $      26,479
Ratio of Expenses to Average Net Assets                  1.00%        1.01%         1.01%        1.01%           1.00%+
Ratio of Net Investment Income to Average
  Net Assets                                             0.57%        0.54%         0.40%        0.24%           0.39%+
Portfolio Turnover Rate                                 22.20%       33.03%        41.94%       51.27%          35.55%
                                                   ==========   ==========    ==========   ==========   =============






MULTI-CAP GROWTH STOCK FUND



                                                   YEAR ENDED   YEAR ENDED        YEAR ENDED       INCEPTION (b)
(For a share outstanding throughout the period):   12/31/2003   12/31/2002        12/31/2001       TO 12/31/2000
                                                   ----------   ----------        ----------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     4.67   $     6.24        $     9.04       $       10.00
                                                   ----------   ----------        ----------       -------------
  INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)*                        (0.01)        0.00(1)          (0.00)(1)            0.01
   Net Realized and Unrealized Gain (Loss)               1.57        (1.57)            (2.79)              (0.96)
                                                   ----------   ----------        ----------       -------------
  TOTAL FROM INVESTMENT OPERATIONS                       1.56        (1.57)            (2.79)              (0.95)
                                                   ----------   ----------        ----------       -------------
  DISTRIBUTIONS
   Distributions from Net Investment Income             (0.00)(1)    (0.00)(1)         (0.00)(1)           (0.01)
   Distributions from Net Realized Gains                (0.03)          --                --                  --
   Return of Capital                                       --           --             (0.01)                 --
                                                   ----------   ----------        ----------       -------------
  TOTAL DISTRIBUTIONS                                   (0.03)       (0.00)(1)         (0.01)              (0.01)
                                                   ----------   ----------        ----------       -------------
NET ASSET VALUE, END OF PERIOD                     $     6.20   $     4.67        $     6.24       $        9.04
                                                   ==========   ==========        ==========       =============
TOTAL RETURN**                                          33.41%      (25.21%)          (30.89%)             (9.52%)
                                                   ==========   ==========        ==========       =============
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000s Omitted)           $  268,929   $   75,503        $   13,923       $       9,897
Ratio of Expenses to Average Net Assets                  0.85%        0.86%             0.87%               0.91%+
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                    (0.19%)       0.03%            (0.07%)              0.52%+
Portfolio Turnover Rate                                117.97%      156.51%           203.95%              46.57%
                                                   ==========   ==========        ==========       =============



(a) Commenced operations May 1, 1999.



(b) Commenced operations October 31, 2000.


(1)  Amount represents less than $0.005 per share.

*    Based on average shares outstanding during period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

+    Annualized.

                                ULTRA SERIES FUND

                              FINANCIAL HIGHLIGHTS


GLOBAL SECURITIES FUND


                                                   YEAR ENDED    YEAR ENDED     YEAR ENDED      INCEPTION (a)
(For a share outstanding throughout the period):   12/31/2003    12/31/2002     12/31/2001      TO 12/31/2000
                                                   ----------    ----------     ----------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     6.94    $     8.91     $     9.96      $       10.00
                                                   ----------    ----------     ----------      -------------
  INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income*                                0.05          0.04           0.04               0.03
   Net Realized and Unrealized Gain (Loss)               2.80         (1.98)         (1.06)             (0.04)
                                                   ----------    ----------     ----------      -------------
  TOTAL FROM INVESTMENT OPERATIONS                       2.85         (1.94)         (1.02)             (0.01)
                                                   ----------    ----------     ----------      -------------
  DISTRIBUTIONS
   Distributions from Net Investment Income             (0.07)        (0.03)         (0.03)             (0.03)
   Return of Capital                                       --            --          (0.00)(1)             --
                                                   ----------    ----------     ----------      -------------
  TOTAL DISTRIBUTIONS                                   (0.07)        (0.03)         (0.03)             (0.03)
                                                   ----------    ----------     ----------      -------------
NET ASSET VALUE, END OF PERIOD                     $     9.72    $     6.94     $     8.91      $        9.96
                                                   ==========    ==========     ==========      =============
TOTAL RETURN**                                          41.24%       (21.77%)       (10.32%)            (0.17%)
                                                   ==========    ==========     ==========      =============
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000s Omitted)           $   18,091    $   10,174     $   11,488      $      10,116
Ratio of Expenses to Average Net Assets                  0.96%         0.96%          0.97%              1.01%+
Ratio of Net Investment Income to Average
  Net Assets                                             0.66%         0.55%          0.45%              1.57%+
Portfolio Turnover Rate                                 34.98%        36.85%         37.66%              3.18%
                                                   ==========    ==========     ==========      =============





INTERNATIONAL STOCK FUND


                                                   YEAR ENDED    YEAR ENDED     YEAR ENDED      INCEPTION (a)
(For a share outstanding throughout the period):   12/31/2003    12/31/2002     12/31/2001      TO 12/31/2000
                                                   ----------    ----------     ----------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     7.19    $     7.89     $     9.73      $       10.00
                                                   ----------    ----------     ----------      -------------
  INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income*                                0.11          0.09           0.07               0.01
   Net Realized and Unrealized Gain (Loss)               2.30         (0.72)         (1.86)             (0.27)
                                                   ----------    ----------     ----------      -------------
  TOTAL FROM INVESTMENT OPERATIONS                       2.41         (0.63)         (1.79)             (0.26)
                                                   ----------    ----------     ----------      -------------
  DISTRIBUTIONS
   Distributions from Net Investment Income             (0.05)        (0.07)         (0.01)             (0.01)
   Return of Capital                                    (0.01)           --          (0.04)                --
                                                   ----------    ----------     ----------      -------------
  TOTAL DISTRIBUTIONS                                   (0.06)        (0.07)         (0.05)             (0.01)
                                                   ----------    ----------     ----------      -------------
NET ASSET VALUE, END OF PERIOD                     $     9.54    $     7.19     $     7.89      $        9.73
                                                   ==========    ==========     ==========      =============
TOTAL RETURN**                                          33.61%        (7.98%)       (18.46%)            (2.58%)
                                                   ==========    ==========     ==========      =============
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000s Omitted)           $   56,606    $   19,959     $   18,977      $      19,828
Ratio of Expenses to Average Net Assets                  1.21%         1.21%          1.22%              1.26%+
Ratio of Net Investment Income to Average
  Net Assets                                             1.38%         1.15%          0.78%              0.54%+
Portfolio Turnover Rate                                 32.57%        38.28%         46.73%              3.33%
                                                   ==========    ==========     ==========      =============


(a)  Commenced operations October 31, 2000.


(1) Amount represents less than ($0.005) per share.


*    Based on average shares outstanding during period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.





+   Annualized.

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (SAI). The SAI contains additional information about the funds. A current SAI has been filed with the SEC and is incorporated herein by reference.

Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.


Requesting Documents. You may request copies of these documents or request further information about the funds either by contacting your broker or by contacting the funds at:


                                ULTRA SERIES FUND
                       CUNA Mutual Life Insurance Company
                                2000 Heritage Way
                                Waverly, IA 50677
                                 (800) 798-5500


Public Information. You can review and copy information about the funds, including the SAI, at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090. Reports and other information about the funds also are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following E-mal address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


The funds are available to the public only through the purchase of:


         (1) Class Z Shares by certain individual variable life insurance contracts or variable annuity contracts; or



         (2) Class Z Shares by certain group variable annuity contracts for qualified pension and retirement plans.





When used in connection with individual variable annuity contracts or variable life insurance contracts, this Prospectus must be accompanied by prospectuses for those contracts. When distributed to qualified pension and retirement plans or to participants of such plans, this Prospectus may be accompanied by disclosure materials relating to such plans which should be read in conjunction with this Prospectus.

                                            Investment Company File No. 811-4815

                       STATEMENT OF ADDITIONAL INFORMATION

                                ULTRA SERIES FUND
                                2000 HERITAGE WAY
                               WAVERLY, IOWA 50677
                                 (319) 352-4090


This is not a prospectus. This statement of additional information should be read in conjunction with the currently effective prospectus for the Ultra Series Fund (the "Trust"), which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Trust's prospectus, dated May 1, 2004, please call or write CUNA Brokerage Services, Inc. ("CBSI"), 2000 Heritage Way, Waverly, Iowa 50677, (319) 352-4090, (800) 798-5500.



The Trust's audited financial statements are incorporated herein by reference to the Trust's annual report for the fiscal year ended December 31, 2003, which has been filed with the U.S. Securities and Exchange Commission and provided to all shareholders. For a copy of the Trust's annual report to shareholders, please call the Trust at the number listed above.



                                   MAY 1, 2004

TABLE OF CONTENTS


                                                                                                            PAGE
General Information.......................................................................................    1

Investment Practices......................................................................................    1
         Lending Portfolio Securities.....................................................................    1
         Restricted and Illiquid Securities...............................................................    1
         Foreign Transactions.............................................................................    2
         Options on Securities and Securities Indices.....................................................    7
         Swap Agreements..................................................................................    9
         Financial Futures and Related Options............................................................    9
         Certain Bond Fund Practices......................................................................   11
         Lower-Rated Corporate Debt Securities............................................................   12
         Other Debt Securities............................................................................   13
         Foreign Government Securities....................................................................   14
         Convertible Securities...........................................................................   14
         Repurchase Agreements............................................................................   14
         U.S. Government Securities.......................................................................   15
         Mortgage-Backed and Asset-Backed Securities......................................................   15
         Other Securities  Related to Mortgages...........................................................   16
         Real Estate Investment Trusts....................................................................   18
         Forward Commitment and When-Issued Securities....................................................   19

Investment Limitations....................................................................................   19
         Types of Investment Risk.........................................................................   21
         Higher-Risk Securities and Practices.............................................................   22
         Fund Names.......................................................................................   24
         Temporary Defensive Positions....................................................................   24
         Portfolio Turnover...............................................................................   24

Management of the Trust...................................................................................   24
         Trustees and Officers............................................................................   25
         Trustee Compensation.............................................................................   27
         Committees.......................................................................................   28
         Trustees' Holdings...............................................................................   28
         Substantial Shareholders.........................................................................   29
         Beneficial Owners................................................................................   29

Portfolio Management......................................................................................   29
         Basis of Trustee Approval of Management and Subadvisory Agreements...............................   30

Management Agreements with Subadvisers....................................................................   31
         The Subadviser for the High Income Fund..........................................................   31
         The Subadviser for the Mid-Cap Stock Fund........................................................   32
         The Subadviser for the Multi-Cap Growth Stock Fund...............................................   33
         The Subadviser for the Global Securities Fund....................................................   33
         The Subadviser for the International Stock Fund..................................................   33

Transfer Agent............................................................................................   34

Custodian.................................................................................................   34

Principal Underwriter and Distribution of Fund Shares.....................................................   34

Proxy Voting Policies.....................................................................................   35

Selective Disclosure and Portfolio Holdings...............................................................   35

Codes of Ethics...........................................................................................   35

Brokerage................................................................................................    35

Shares of the Trust......................................................................................    37
         Shares of Beneficial Interest...................................................................    37
         Limitation of Trustee and Officer Liability.....................................................    38
         Limitation of Interseries Liability.............................................................    38

Voting Rights.............................................................................................   38

Conflicts of Interest.....................................................................................   38

Net Asset Value of Shares.................................................................................   39
         Money Market Fund................................................................................   39
         Portfolio Valuation..............................................................................   39

Dividends, Distributions and Taxes........................................................................   40
         Federal Tax Status of the Funds.................................................................    40
         Shareholder Taxation............................................................................    43

Independent Accountants...................................................................................   43

Financial Statements.....................................................................................    43

Appendix A - Proxy Voting Policies and Procedures.........................................................   44

                               GENERAL INFORMATION


The Ultra Series Fund ( the "Trust") is a diversified open-end management investment company consisting of separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s) and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds currently available are the MONEY MARKET, BOND, HIGH INCOME, BALANCED, GROWTH AND INCOME STOCK, CAPITAL APPRECIATION STOCK, MID-CAP STOCK, MULTI-CAP GROWTH STOCK (FORMERLY EMERGING GROWTH FUND), GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS. The Trust was organized under the laws of the Commonwealth of Massachusetts on September 16, 1983, and is a Massachusetts Business Trust. Under Massachusetts's law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


                              INVESTMENT PRACTICES


The Trust's Prospectus describes the investment objective and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.





LENDING PORTFOLIO SECURITIES


All funds, except the MONEY MARKET FUND, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 100% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term obligations of high quality. The fund will retain the right to call the loaned securities and may call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at the time when the collateral is not sufficient to replace the full amount of the loaned securities. To mitigate the risk, loans will be made only to firms deemed by MEMBERS Capital Advisors, Inc., the fund's investment adviser, if applicable, or the affected fund's sub-adviser (collectively, the "Investment Advisers"), to be in good standing and will not be made unless, in the judgment of the Investment Adviser, the consideration to be earned from such loans would justify the risk.



RESTRICTED AND ILLIQUID SECURITIES



Each fund may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act." Securities regulations limit the resale of restricted securities which have been acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are often not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the 1933 Act. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance on Rule 144A under the 1933 Act and are determined by the Trust's board of trustees or by the Investment Adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the International Growth Stock, Global Securities and High Income Funds of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.

Private or public sales of restricted securities by the fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the 1933 Act and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable. Restricted securities in each fund will be valued at market value or at fair value as determined in good faith by or at the direction of the Trustees for purposes of determining the fund's Net Asset Value. Such securities, when possible, will be valued on a comparative basis to securities with similar characteristics for which market prices are available.



The HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may invest up to 15% of the fund's net assets in illiquid assets. Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities.


FOREIGN TRANSACTIONS


Foreign Securities. All funds may invest in foreign securities; provided, however, that the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). Except for the HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS, no fund will invest more than 10% of its total assets in foreign securities. ADRs (defined below) are not considered foreign securities for this purpose. However, the GROWTH AND INCOME STOCK and CAPITAL APPRECIATION STOCK FUNDS may invest up to 25% of assets, and the BALANCED FUND may invest up to 15% of assets, in American Depository Receipts and foreign securities. The HIGH INCOME, MID-CAP STOCK and MULTI-CAP GROWTH STOCK FUNDS may invest up to 25% of the fund's total assets in foreign securities and has no limitations on ADRs.


The GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS each may invest up to 100% of the fund's total assets in foreign securities.

Foreign securities refers to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities").

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). Each of the funds may invest in ADRs, and each of the funds other than the MONEY MARKET FUND may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.


Investments in Emerging Markets. The BOND (up to 10%), HIGH INCOME, BALANCED, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the available to the fund of additional investments in those countries.


The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the HIGH INCOME, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MEMBERS Capital Advisors, Inc. or its affiliates, a subadviser and its affiliates, and each person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.


Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser or subadviser of the fund wishes to use them.


Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the, BOND HIGH INCOME, BALANCED, GROWTH AND INCOME STOCK, CAPITAL APPRECIATION STOCK, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates. An issuer of securities purchased by a fund may be domiciled other than in the country or territory in whose currency the instrument is denominated or quoted.


Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's Net Asset Value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.


Forward Foreign Currency Exchange Contracts. The HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser or subadviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser or subadviser.

Options on Foreign Currencies. The HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Stock Index Futures and Related Options" below for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The HIGH INCOME FUND, MULTI-CAP GROWTH STOCK FUND, GLOBAL SECURITIES and INTERNATIONAL STOCK FUND may each purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Interest Rate Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. The HIGH INCOME, GLOBAL SECURITIES and INTERNATIONAL STOCK FUND may each enter into interest rate and currency swaps for hedging purposes and to seek to increase total return. The HIGH INCOME FUND may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The HIGH INCOME FUND typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the HIGH INCOME FUND with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these three funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

The HIGH INCOME FUND only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. Neither fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the HIGH INCOME FUND, GLOBAL SECURITIES and INTERNATIONAL STOCK FUND would be less favorable than it would have been if this investment technique were not used.


Inasmuch as swaps are entered into for good faith hedging purposes or are offset by segregated assets, neither fund's Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid, high grade debt securities having an aggregate Net Asset Value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a segregated account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Securities and Exchange Commission ("SEC") takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.

OPTIONS ON SECURITIES AND SECURITIES INDICES



Writing Options. Each fund (except the Money Market Fund) may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.



A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.






In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.



Each fund (other than the Money Market Fund) may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.



A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.



A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.



Purchasing Options. Each fund (other than the Money Market Fund) may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.



A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.



A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.



A fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.



Yield Curve Options. The BOND, HIGH INCOME and BALANCED FUNDS may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.



These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.



Yield curve options written by the BOND, HIGH INCOME and BALANCED FUNDS will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.



Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.



Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.



The funds (other than the MONEY MARKET FUND) may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.



Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.






The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.






SWAP AGREEMENTS






Each of the funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return. Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund's obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the "net amount"). A fund's obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.






Whether a fund's use of swap agreements enhances its total return will depend on the Investment Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Investment Adviser will cause a fund to enter into swap agreements only with counterparties that are eligible as repurchase agreement counterparties under the fund's repurchase agreement guidelines.






Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


FINANCIAL FUTURES AND RELATED OPTIONS


The funds (other than the MONEY MARKET FUND) may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.



Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).



When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.



Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.



Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.



If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.






On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.






Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.






The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.






Other Considerations. Where permitted a fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.



The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The funds which may invest in futures transactions and related options transactions have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.






As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" section later in this document).






Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.






While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.






Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.



CERTAIN BOND FUND PRACTICES



The Bond, High Income and Balanced Funds invest a significant portion of their assets in debt securities. As stated in the prospectus, the BOND and BALANCED FUND will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. Management does not currently intend to invest more than ten percent (10%) of the total assets of either the BOND or BALANCED FUND in corporate debt securities which are not in the four highest ratings by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") ("non-investment grade" or "junk" securities), but, on occasion, each fund may do so. The HIGH INCOME FUND may invest all of its assets in non-investment grade securities. See, "Lower-Rated Corporate Debt Securities" below for a decription of these securities and their attendant risks.


All three bond funds may also make use of derivatives, including but not limited to options, futures and swaps to manage risks and returns including the risk of fluctuating interest rates. These instruments will be used to control risk and obtain additional income and not with a view toward speculation. The BOND and BALANCED FUND will invest only in futures and options which are exchange-traded or sold over-the-counter. The HIGH INCOME FUND may invest in any non-U.S. futures and options.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchase of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no bond fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date.

LOWER-RATED CORPORATE DEBT SECURITIES

As described in the prospectus, each fund, other than the MONEY MARKET FUND, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's Net Asset Value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's Net Asset Value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's Net Asset Value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.


OTHER DEBT SECURITIES

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Zero Coupon, Deferred Interest, and Pay-in-Kind. The HIGH INCOME FUND may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.


Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity.


Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.


Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on their investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's terms to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Structured Securities. The High Income Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

FOREIGN GOVERNMENT SECURITIES

All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn the fund's Net Asset Value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

CONVERTIBLE SECURITIES


The HIGH INCOME, BALANCED, GROWTH AND INCOME STOCK, CAPITAL APPRECIATION STOCK, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which any other fund may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.


REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union, and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.




U.S. GOVERNMENT SECURITIES

All of the funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. U.S. Government Securities may also include zero coupon bonds.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")

Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

All of the funds may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


The BOND, HIGH INCOME, BALANCED and GROWTH AND INCOME STOCK FUNDS may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, fixed rate or variable rate mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.


Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


The BOND FUND may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the BOND FUND may purchase securities issued by pools that are structured, serviced, or otherwise supported by MEMBERS Capital Advisors or its affiliates.


OTHER SECURITIES RELATED TO MORTGAGES

Mortgage Pass-Through Securities. The BOND, HIGH INCOME and BALANCED FUNDS may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issue or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

Interests in pools or mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation

("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCS") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The HIGH INCOME FUND may also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The BOND, HIGH INCOME and BALANCED FUNDS may invest a portion of their assets in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The BOND, HIGH INCOME and BALANCED FUNDS may also invest a portion of their assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The BOND, HIGH INCOME and BALANCED FUNDS may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The HIGH INCOME FUND may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the HIGH INCOME FUND may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.



Mortgage Dollar Rolls. The HIGH INCOME FUND may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.


REAL ESTATE INVESTMENT TRUSTS


All funds except the MONEY MARKET FUND may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are specified and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.


On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.





                             INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The policies in this INVESTMENT LIMITATION section are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, none of the funds within the Trust may:

     1. Borrow money in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes. This borrowing provision is not for investment leverage, but solely to facilitate management of a fund by enabling the fund to meet redemption requests where the liquidation of an investment is deemed to be inconvenient or disadvantageous. Except for the HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS, a fund will not make additional investments while it has borrowings outstanding.

     2. Underwrite securities of other issuers, except that a fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the fund, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     3. Invest over twenty-five percent (25%) of assets taken at its market value in any one industry. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry for purposes of these rules. Telephone, gas, and electric utility industries shall be considered separate industries.

     4. Purchase or sell commodities, commodity contracts (except financial futures contracts), foreign exchange or real estate, including interests in real estate investment trusts whose securities are not readily marketable or invest in oil, gas or other mineral development or exploration programs. (This does not prohibit investment in the securities of corporations which own interests in commodities, foreign exchange, real estate or oil, gas or other mineral development or exploration programs.) The HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may invest in securities related to oil, gas, or other mineral development or exploration programs.

     5. Make investments in the securities of any one issuer which, at the time of acquisition, account for more than five percent (5%) of the value of the assets of a fund in securities of any one issuer, except in the case of the securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     6. Invest in securities of a company for the purpose of exercising control or management.

     7. Invest in securities issued by any other registered investment companies in excess of five percent (5%) of total assets, nor in excess of three percent (3%) of the assets of the acquired investment company. Not more than ten percent (10%) of total assets taken at market value will be invested in such securities.

     8. Purchase or sell real estate, except a fund may purchase securities which are issued by companies which invest in real estate or interests therein.

     9. Issue senior securities as defined in the Act, except insofar as a fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; (c) lending portfolio securities; (d) purchasing securities on a when-issued or delayed delivery basis; or (e) accommodating short sales. If the asset coverage falls below three hundred percent (300%), when taking into account items (a) through (e), a fund may be required to liquidate investments to be in compliance with the Act.

     10. Lend portfolio securities in excess of thirty percent (30%) of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Trustees, including maintenance of collateral of the borrower at least equal at all times to the current market value of the securities loaned.

     11. Invest in illiquid assets (which include repurchase agreements that do not mature within seven (7) days, non-negotiable time deposits maturing in over seven (7) days, restricted securities, and other securities for which there is no ready market) in an amount in excess of ten percent (10%) of the value of its total assets. The HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may invest up to fifteen percent (15%) of the value of the fund's net assets in illiquid assets.

     12. Make loans (the acquisition of bonds, debentures, notes and other securities as permitted by the investment objectives of a fund shall not be deemed to be the making of loans) except that a fund may purchase securities subject to repurchase agreements under policies established by the Trustees.


     13. Except as follows, invest in foreign securities (ADRs are not considered foreign securities) in excess of ten percent (10%) of the value of its total assets. The HIGH INCOME, MID-CAP STOCK, and MULTI-CAP GROWTH STOCK FUNDS may invest up to twenty-five percent (25%) of the value of the fund's total assets in foreign securities. The GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may invest up to 100% of the value of the fund's total assets in foreign securities.


Except for the limitations on borrowing from banks, if the above percentage restrictions, or any restrictions elsewhere in this SAI or in the prospectus covering the Fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

The MONEY MARKET FUND may not write put or call options, purchase common stock or other equity securities or purchase securities on margin or sell short. The BOND, HIGH INCOME, BALANCED, GROWTH AND INCOME STOCK, CAPITAL APPRECIATION STOCK, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may not purchase securities on margin or sell short. However, each fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and related options as permitted by its investment policies.

TYPES OF INVESTMENT RISK



Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.



Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).



Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.



Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.



Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.



Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.



Information Risk. The risk that key information about a security or market is inaccurate or unavailable.



Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.



Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.



Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.



Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.



Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.



Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.



Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.



Political Risk. The risk of losses directly attributable to government actions or political events of any sort.



Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.



Valuation Risk. The risk that the market value of an investment falls substantially below the fund's valuation of the investment.



HIGHER-RISK SECURITIES AND PRACTICES



--------------------------------   -------------------------------------------------------------   ---------------------------------
      SECURITY OR PRACTICE                                  DESCRIPTION                                      RELATED RISKS
--------------------------------   -------------------------------------------------------------   ---------------------------------
American Depository Receipts       ADRs are receipts typically issued by a U.S. financial          Market, currency, information,
(ADRs)                             institution which evidence ownership of underlying securities   natural event, and political
                                   of foreign corporate issuers.  Generally, ADRs are in           risks (i.e., the risks of foreign
                                   registered form and are designed for trading in U.S. markets.   securities).
--------------------------------   -------------------------------------------------------------   ---------------------------------
Asset-Backed Securities            Securities backed by pools of commercial and/or consumer        Credit, extension, prepayment,
                                   loans such as motor vehicle installment sales, installment      and interest rate risks.
                                   loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit
                                   card) agreements and other categories of receivables.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Borrowing                          The borrowing of money from financial institutions or through   Leverage and credit risks.
                                   reverse repurchase agreements.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Emerging Market Securities         Any foreign securities primarily traded on exchanges located    Credit, market, currency,
                                   in or issued by companies organized or primarily operating in   information, liquidity, rate,
                                   interest countries that are considered lesser developed than    valuation, natural event,
                                   countries like the U.S., Australia, Japan, or those of
                                   Western Europe. and political risks.
--------------------------------   -------------------------------------------------------------   ---------------------------------
European and Global Depository     EDRs and GDRs are receipts evidencing an arrangement with a     Market, currency, information,
Receipts (EDRs and GDRs)           non-U.S. financial institution similar to that for ADRs and     natural event, and political
                                   are designed for use in non-U.S. securities markets.  EDRs      risks (i.e., the risks of foreign
                                   and GDRs are not necessarily quoted in the same currency as     securities).
                                   the underlying security.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Foreign Money Market Securities    Short-term debt obligations issued either by foreign            Market, currency, information,
                                   financial institutions or by foreign branches of U.S.           interest rate, natural event, and
                                   financial institutions or foreign issuers.                      political risks.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Foreign Securities                 Securities issued by companies organized or whose principal     Market, currency, information,
                                   operations are outside the U.S., securities issued by           natural event, and political
                                   companies whose securities are principally traded outside the   risks.
                                   U.S., or securities denominated or quoted in foreign
                                   currency.  The term "foreign securities" includes ADRs, EDRs,
                                   GDRs, and foreign money market securities.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Forward Foreign Currency           Contracts involving the right or obligation to buy or sell a    Currency, liquidity, and leverage
Exchange Contracts                 given amount of foreign currency at a specified price and       risks.  When used for hedging,
                                   future date.                                                    also has hedging, correlation,
                                                                                                   and opportunity risks.  When used
                                                                                                   speculatively, also has
                                                                                                   speculation risks.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Futures Contracts (including       In general, an agreement to buy or sell a specific amount of    Interest rate, currency, market,
financial futures contracts)       a commodity, financial instrument, or index at a particular     hedging or speculation, leverage,
                                   price on a stipulated future date. Financial futures            correlation, liquidity, credit,
                                   contracts include interest rate futures contracts, securities   and opportunity risks.
                                   index futures contracts, and currency futures contracts.
                                   Unlike an option, a futures contract obligates the buyer to buy and the seller to sell the underlying commodity or
                                   financial instrument at the agreed-upon price and date or to pay or receive money in an amount equal to such price.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Illiquid Securities                Any investment that may be difficult or impossible to sell      Liquidity, valuation and market
                                   within 7 days for the price at which the fund values it.        risks.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Mortgage-Backed Securities         Securities backed by pools of mortgages, including              Credit, extension, prepayment,
                                   passthrough certificates, planned amortization classes          and interest rate risks.
                                   (PACs), targeted amortization classes (TACs), collateralized mortgage obligations (CMOs), and when available, pools of
                                   mortgage loans generated by credit unions.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Non-Investment Grade Securities    Investing in debt securities rated below BBB/Baa (i.e.,         Credit, market, interest rate,
                                   "junk" bonds).                                                  liquidity, valuation, and
                                                                                                   information risks.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Options (including options on      In general, an option is the right to buy (called a "call")     Interest rate, currency, market,
financial futures contracts)       or sell (called a "put") property for an agreed-upon price at   hedging or speculation, leverage,
                                   any time prior to an expiration date. Both call and put         correlation, liquidity, credit,
                                   options may be either written (i.e., sold) or purchased on      and opportunity risks.
                                   securities, indices, interest rate futures contracts, index futures contracts, or currency futures contracts.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Repurchase Agreements              The purchase of a security that the seller agrees to buy back   Credit risk.
                                   later at the same price plus interest.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Restricted Securities              Securities originally issued in a private placement rather      Liquidity, valuation, and market
                                   than a public                                                   risks.
--------------------------------   -------------------------------------------------------------   ---------------------------------

--------------------------------   -------------------------------------------------------------   ---------------------------------
      SECURITY OR PRACTICE                                  DESCRIPTION                                      RELATED RISKS
--------------------------------   -------------------------------------------------------------   ---------------------------------
                                   offering.  These securities often cannot be freely traded on the open market.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Reverse Repurchase Agreements      The lending of short-term debt securities; often used to        Leverage and credit risks.
                                   facilitate borrowing.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Securities Lending                 The lending of securities to financial institutions, which      Credit risk.
                                   provide cash or government securities as collateral.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Shares of Other Investment         The purchase of shares issued by other investment companies.    Market risks and the layering of
Companies                          These investments are subject to the fees and expenses of       fees and expenses.
                                   both the MEMBERS Mutual Funds and the other investment
                                   company.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Short-Term Trading                 Selling a security soon after purchase or purchasing it soon    Market risk.
                                   after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).
--------------------------------   -------------------------------------------------------------   ---------------------------------
Smaller Capitalization Companies   The purchase of securities issued by a company with a market    Market risk.
                                   capitalization (i.e., the price per share of its common stock multiplied by the number of shares of common stock
                                   outstanding) of less than $1 billion.
--------------------------------   -------------------------------------------------------------   ---------------------------------
Swaps                              The entry into interest rate, index and currency exchange       Market, liquidity, currency,
                                   rate swap agreements whereby the parties agree to exchange      leverage and opportunity risks.
                                   rates of return (or differentials therein) earned or realized on predetermined investments or instruments.
--------------------------------   -------------------------------------------------------------   ---------------------------------
When-Issued Securities and         The purchase or sale of securities for delivery at a future     Market, opportunity, and leverage
Forward Commitments                date; market value may change before delivery.                  risks.
--------------------------------   -------------------------------------------------------------   ---------------------------------



HIGHER-RISK SECURITIES AND PRACTICES TABLE. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only, for actual usage, consult the fund's annual and semi-annual reports.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                Growth   Capital           Multi-
                                              Cash             High               and     Appre-    Mid-    Cap     Global    Int'l
                                            Reserves  Bond    Income  Balanced  Income   ciation    Cap    Growth     Sec.    Stock
------------------------------------------------------------------------------------------------------------------------------------
Investment Practices
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                                     30       30       30       30       30        30       30       30       30       30
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                          *        *        *        *        *         *        *        *        *        *
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                             X       30       30       30       30        30       30       30       30       30
------------------------------------------------------------------------------------------------------------------------------------
Short-term Trading                             *        *        *        *        *         *        *        *        *        *
------------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities; Forward Commitments   25       25       25       25       25        25       25        *       25       25
------------------------------------------------------------------------------------------------------------------------------------
Conventional Securities
------------------------------------------------------------------------------------------------------------------------------------
Shares of Other Investment Companies          10       10**     10**     10**     10**      10**     10**     10**     10**     10**
------------------------------------------------------------------------------------------------------------------------------------
Non-Investment Grade Securities                X       20        *       10        5         5        5        5        5        5
------------------------------------------------------------------------------------------------------------------------------------
Foreign Securities                            10       10       25       10       10        10       25       25        *        *
------------------------------------------------------------------------------------------------------------------------------------
Emerging Market Securities                     X       10       25       10        X         X       10       10       25       25
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities(2)                        10       10       10       10       10        10       15       15       15       15
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities                         25**     15       30**     15       15        15       15       15       15       15
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed Securities                     X       50       30       25       10         X        X        X        X        X
------------------------------------------------------------------------------------------------------------------------------------
Derivative Securities and Contracts
------------------------------------------------------------------------------------------------------------------------------------
Swaps, Options and Futures Contracts
------------------------------------------------------------------------------------------------------------------------------------
 -  Swaps                                      X       15*      15*      15*      15*       15*      15*      15*      15*      15*
------------------------------------------------------------------------------------------------------------------------------------
 -  Options on Securities, or Indices or
     Currencies                                X       10**     10**     10**     10**      10**     10**     10**     10**     10**
------------------------------------------------------------------------------------------------------------------------------------
 -  Futures Contracts(3)                       X       10**     10**     10**     10**      10**     10**     10**     10**     10**
------------------------------------------------------------------------------------------------------------------------------------
 -  Options on Futures Contracts(3)            X       10**     10**     10**     10**      10**     10**     10**     10**     10**
------------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts    X       10**     10       10**     10**      10**     10**     10       10**     10**
------------------------------------------------------------------------------------------------------------------------------------

(1) U.S. Dollar-denominated foreign money market securities only.



(2) Numbers in this row refer to net, rather than total, assets.



(3) Financial futures contracts and related options only, including futures, contracts and options on futures contracts and on currencies.



LEGEND



* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.



** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.



X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.



FUND NAMES



In the judgment of the Investment Adviser for the Trust, the BOND, HIGH INCOME and MID-CAP STOCK FUNDS have names that suggest a focus on a particular industry, group of industries or type of investment. In accordance with the provisions of Rule 35d-1 of the 1940 Act, each of these funds will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name. For this purpose, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The names of these funds may be changed at any time by a vote of the Trust's Board of Trustees. As required by the rule, shareholders of funds subject to Rule 35d-1 will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.



TEMPORARY DEFENSIVE POSITIONS



Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities.


PORTFOLIO TURNOVER


While the MONEY MARKET FUND is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations



Each fund will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the BOND, BALANCED and MULTI-CAP GROWTH STOCK FUNDS, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year. Portfolio turnover rates for the Multi-Cap Growth Stock Fund exceeded 100% during fiscal years 2003 and 2002, in part due to a change in the fund's subadviser during 2002 and resulting changes in that fund's portfolio management approach. Other factors which may contribute to a fund's higher turnover rate include general market volatility, significant positive or negative developments concerning particular securities holdings, an attempt to maintain the fund's market capitalization target and the need to sell holdings to meet redemption requests. While higher turnover rates may result in increased transaction costs, portfolio manager's preference is to have the benefits of these transactions outweigh the costs, although this cannot be assured.



MANAGEMENT OF THE TRUST



The Trust is governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Massachusetts, including but not limited to the management and supervision of the funds. The Board, from time to time, may include individuals who may be deemed to be affiliated persons of Members Capital Advisors, the funds' investment adviser. At all times, however, a majority of Board members will not be affiliated with Members Capital Advisors or the funds.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act or its Declaration of Trust.


TRUSTEES AND OFFICERS




Interested Trustees and Officers


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF
                                              TERM OF                                                 PORTFOLIOS
                                             OFFICE AND                                               OVERSEEN BY        OTHER
                             POSITION(S)     LENGTH OF                                                TRUSTEE IN     DIRECTORSHIPS
  NAME, ADDRESS AND YEAR      HELD WITH        TIME          PRINCIPAL OCCUPATION DURING                 FUND           HELD BY
       OF BIRTH               THE FUND      SERVICED(1)             PAST FIVE YEARS                     COMPLEX       TRUSTEE (5)
----------------------------------------------------------------------------------------------------------------------------------
Michael S. Daubs(3)(4)        Trustee,        1997 -         CUNA Mutual Insurance Society                 19            None
5910 Mineral Point Road       Chairman        Present        Madison, WI
Madison, WI 53705             and                            Chief Officer - Investments,
Year of Birth: 1943           Principal                      1990 - Present
                              Executive
                              Officer                        MEMBERS Capital Advisors, Inc.
                                                             Madison, WI
                                                             President, 1982 - Present

                                                             CUNA Mutual Life Insurance Company,
                                                             Madison, WI
                                                             Chief Officer - Investments,
                                                             1973 - Present
----------------------------------------------------------------------------------------------------------------------------------
Lawrence R. Halverson(3)(5)   Trustee         1997 -         MEMBERS Capital Advisors, Inc.                19            None
5910 Mineral Point Road                       Present        Madison, WI
Madison, WI 53705                                            Senior Vice President, Equities
Year of Birth: 1945                                          1996 - Present
                              Vice
                              President                      CUNA Brokerage Services, Inc.
                                                             Madison, WI
                                                             President, 1996 - 1998
----------------------------------------------------------------------------------------------------------------------------------
Mary E. Hoffmann(3)           Treasurer       1998 -         MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road                       Present        Madison, WI                                   19            N/A
Madison, WI  53705                                           Assistant Vice President - Finance &
Year of Birth: 1970                                          Operations, 2001 - Present

                                                             Product Operations and Finance
                                                             Manager, 1998 - 2001
                                                             CUNA Mutual Insurance Society
                                                             Madison, WI
                                                             Investment Accounting Supervisor,
                                                             1996 - 1998
----------------------------------------------------------------------------------------------------------------------------------
Dan Owens(3)                  Assistant       2000 -         MEMBERS Capital Advisors, Inc.                19            N/A
5910 Mineral Point Road       Treasurer       Present        Madison, WI
Madison, WI 53705                                            Senior Manager - Portfolio
Year of Birth: 1966                                          Operations, 2001 - Present

                                                             Investment Operations Manager
                                                             1999 - 2001

                                                             AmerUS Capital Management
                                                             Des Moines, IA
                                                             Manager,   Investment   Accounting  -
                                                             Reporting, 1998 - 1999
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF
                                              TERM OF                                                 PORTFOLIOS
                                             OFFICE AND                                               OVERSEEN BY       OTHER
                             POSITION(S)     LENGTH OF                                                TRUSTEE IN    DIRECTORSHIPS
  NAME, ADDRESS AND YEAR      HELD WITH        TIME          PRINCIPAL OCCUPATION DURING                 FUND          HELD BY
       OF BIRTH               THE FUND      SERVICED(1)            PAST FIVE YEARS                      COMPLEX      TRUSTEE (5)
----------------------------------------------------------------------------------------------------------------------------------
                                                             AmerUs Life Holdings, Inc.
                                                             Des Moines, IA
                                                             Senior Investment Accountant,
                                                             1994 - 1998
----------------------------------------------------------------------------------------------------------------------------------






(1) The Fund Complex consists of the Trust, with 10 portfolios, and MEMBERS Mutual Funds, with 9 portfolios.



(2) At its August 2003 meeting, the board of trustees of the Trust adopted term limitations authorizing each of the Trust's trustees to serve in such capacity until the first to occur of such Trustee (1) serving one twelve-year term as Trustee, or (2) reaching the age of 72; provided however, that no Disinterested Trustee serving on the Trust's Board on the date of adoption of such term limitations is required to resign pursuant to such the adoption of such limitations prior to September 30, 2004.



(3)  "Interested person" as defined in the 1940 Act.



(4) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the Trust.



(5) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the Trust.



(6)  Include only directorships with companies that:



(a) have a class of securities registered with the SEC under Section 12 of the Securities Exchange Act; or are subject to the requirements of Section 15(d) of the Securities Exchange Act; or are registered as an investment company.



Disinterested Trustees and Officers



----------------------------------------------------------------------------------------------------------------------------------
                                           TERM OF                                                    NUMBER OF
                                         OFFICE AND                                                  PORTFOLIOS         OTHER
                          POSITION(S)     LENGTH OF                                                  OVERSEEN BY    DIRECTORSHIPS
  NAME, ADDRESS AND       HELD WITH         TIME             PRINCIPAL OCCUPATION DURING PAST        TRUSTEE IN        HELD BY
    YEAR OF BIRTH          THE FUND      SERVICED(1)                    FIVE YEARS                 FUND COMPLEX(6)   DIRECTORS(5)
----------------------------------------------------------------------------------------------------------------------------------
Rolf F. Bjelland, CLU      Trustee         2003           Lutheran Brotherhood Mutual Funds                           Regis Corp.,
2000 Heritage Way                          -Present       Chairman and President                         19             Director
Waverly, IA  50677                                        Lutheran Brotherhood                                      1980 - Present
Year of Birth:  1938                                      Chief Investment Officer
                                                          (now Thrivent Financial)

                                                          A.L.S. Society
                                                          Treasurer,
                                                          2002 - Present
----------------------------------------------------------------------------------------------------------------------------------
Gwendolyn M. Boeke         Trustee         1998 -         Wartburg Theological Seminary
2000 Heritage Way                          Present        Development Association,                       19               None
Waverly, IA 50677                                         Dubuque, Iowa
Year of Birth: 1934                                       Development Associate,
                                                          1997 - Present

                                                          Evangelical Lutheran Church in America
                                                          Foundation, Chicago, Illinois
                                                          Regional Director, 1990 - Present

                                                          Wartburg College, Dubuque, Iowa
                                                          Director, 1986-2001
----------------------------------------------------------------------------------------------------------------------------------
Alfred L. Disrud           Trustee         1987 -         Planned Giving Services                        19               None
2000 Heritage Way                          Present        Waverly, Iowa
Waverly, IA 50677                                         Owner, 1986 - Present
Year of Birth: 1921
----------------------------------------------------------------------------------------------------------------------------------

\

----------------------------------------------------------------------------------------------------------------------------------
                                           TERM OF                                                    NUMBER OF
                                         OFFICE AND                                                  PORTFOLIOS         OTHER
                          POSITION(S)     LENGTH OF                                                  OVERSEEN BY    DIRECTORSHIPS
  NAME, ADDRESS AND       HELD WITH         TIME             PRINCIPAL OCCUPATION DURING PAST        TRUSTEE IN        HELD BY
    YEAR OF BIRTH          THE FUND      SERVICED(1)                    FIVE YEARS                 FUND COMPLEX(6)   DIRECTORS(5)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                           Trustee         1986 -         Wells Fargo Bank                                                None
Thomas C. Watt                             Present        Community Director                             19
2000 Heritage Way                                         1985 - Present
Waverly, IA 50677

Year of Birth: 1936                                       Vision  Development   Services, Inc.,
                                                          Waterloo, Iowa
                                                          Consultant, 1997 - Present
                                                          MidAmerica Energy Company,
                                                          Waterloo, Iowa
                                                          Manager, Business Initiatives, 1987 -
                                                          1999
----------------------------------------------------------------------------------------------------------------------------------



Set forth below for each of the Trust's Officers and Trustees other than the Disinterested Trustees is information regarding positions held with affiliated persons or the principal underwriter of the Trust. The Disinterested Trustees did not hold any such positions, other than serving as Trustees of the other portfolios in the fund complex.



-----------------------------------------------------------------------------------------------------------------------------
                               POSITIONS HELD WITH AFFILIATED PERSONS OR       OTHER FUNDS IN FUND COMPLEX FOR WHICH THE SAME
       NAME                      PRINCIPAL UNDERWRITER OF THE TRUST(6)                        POSITION IS HELD
-----------------------------------------------------------------------------------------------------------------------------
Michael S. Daubs               MEMBERS Capital Advisors, Inc.
                               President                                                    MEMBERS Mutual Fund,
                               1982 - Present
                               Director, 1995 - Present                                  Consisting of 9 portfolios
-----------------------------------------------------------------------------------------------------------------------------
Lawrence R. Halverson          MEMBERS Capital Advisors, Inc.
                               Senior Vice President,                                       MEMBERS Mutual Fund,
                               1996 - Present
                                                                                         Consisting of 9 portfolios
-----------------------------------------------------------------------------------------------------------------------------
Holly S. Baggot                MEMBERS Capital Advisors, Inc.
                               Senior Manager, Product & Fund Operations                    MEMBERS Mutual Fund,
                               2001 - Present
                                                                                         Consisting of 9 portfolios
-----------------------------------------------------------------------------------------------------------------------------
Mary E. Hoffmann               MEMBERS Capital Advisors, Inc.
                               Assistant Vice President - Finance &                         MEMBERS Mutual Fund,
                               Operations, 2001 - Present
                                                                                         Consisting of 9 portfolios
-----------------------------------------------------------------------------------------------------------------------------
Dan Owens                      MEMBERS Capital Advisors, Inc.
                               Senior Manager - Portfolio Operations,                       MEMBERS Mutual Fund,
                               2001 - Present
                                                                                         Consisting of 9 portfolios
-----------------------------------------------------------------------------------------------------------------------------


TRUSTEE COMPENSATION





---------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF REGISTERED INVESTMENT
                                                                                  COMPANIES FOR WHICH THE SAME
        TRUSTEE NAME                AGGREGATE COMPENSATION FROM TRUST(1)                POSITION IS HELD(2)
---------------------------------------------------------------------------------------------------------------------
Michael S. Daubs(3)                                None                                         None
---------------------------------------------------------------------------------------------------------------------
Lawrence R. Halverson(3)                           None                                         None
---------------------------------------------------------------------------------------------------------------------
Rolf F. Bjelland, CLU                            $5,125.00                                   $10,250.00
---------------------------------------------------------------------------------------------------------------------
Gwendolyn M. Boeke                               $7,375.00                                   $14,750.00
---------------------------------------------------------------------------------------------------------------------
Alfred L. Disrud                                 $7,375.50                                   $14,750.00
---------------------------------------------------------------------------------------------------------------------
Thomas C. Watt                                   $7,750.00                                   $15,500.00
---------------------------------------------------------------------------------------------------------------------






(1)Amounts for the fiscal year ending December 31, 2003.



(2)"Fund Complex" includes the Trust and the Ultra Series Fund.

There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.


COMMITTEES

AUDIT COMMITTEE


Members:          Rolf F. Bjelland, Chairman
                  Gwendolyn M. Boeke
                  Thomas C. Watt
                  Alfred L. Disrud



Function:



(1) Meet with the Trust's independent public accountants to:


         (i)      review the arrangements for and scope of the audit;

         (ii) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit;

         (iii) consider the independent auditors' comments and suggestions with respect to the Trust's financial policies, accounting procedures and internal accounting controls; and

         (iv) review the form of opinion the auditors propose to render to the Trust;


(2) Review memoranda, if any, prepared by the independent auditors setting forth any recommended procedural changes;



(3) Consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the independent auditors;



(4) Review audit and non-audit services provided to the Trust by such independent auditors and the fees charged for such services;



(5) Consider whether to retain the auditors for the next fiscal year and, in connection therewith, evaluate the independence of the auditors; and



(6) Report to the Board from time to time and make such recommendations with respect to the above and such other matters as the Audit Committee may deem necessary or appropriate.



The Audit Committee met twice in 2003.



VALUATION COMMITTEE



Members:          Lawrence R. Halverson
                  Michael S. Daubs
                  Thomas C. Watt



Function:


Make a good faith determination of the fair value of portfolio securities that have no readily available market quotation.


The Valuation Committee did not meet in 2003.


TRUSTEES' HOLDINGS

Interested Trustees


---------------------------------------------------------------------------------------------------------
                                 DOLLAR RANGE OF
                               EQUITY SECURITIES IN    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
       NAME OF TRUSTEE         ULTRA SERIES FUND(2)                    FUND COMPLEX (1)(2)
---------------------------------------------------------------------------------------------------------
Michael S. Daubs                $50,001 - $100,000                        Over $100,000
---------------------------------------------------------------------------------------------------------
Lawrence R. Halverson           Over $100,000                             $50,001 - $100,000
---------------------------------------------------------------------------------------------------------

Disinterested Trustees


---------------------------------------------------------------------------------------------------------
Rolf F. Bjelland                None                                      $50,001 - $100,000
---------------------------------------------------------------------------------------------------------
Gwendolyn M. Boeke              None                                      $10,001 - $50,000
---------------------------------------------------------------------------------------------------------
Alfred L. Disrud                $10,001 - $50,001                         $10,001 - $50,000
---------------------------------------------------------------------------------------------------------
Thomas C. Watt                  None                                      None
---------------------------------------------------------------------------------------------------------



(1)  Information provided is as of December 31, 2003.



(2)  Dollar Ranges are as follows:      None
                                        $1 - $10,000           $10,001 - $50,000
                                        $50,001 - $100,000     Over $100,000


SUBSTANTIAL SHAREHOLDERS


CUNA Mutual Life Insurance Company (the "Company") established the Trust as an investment vehicle underlying the separate accounts of the Company which issue variable contracts. As of May 1, 2004, the separate accounts of the Company and certain qualified plans were the only shareholders of the Trust.


BENEFICIAL OWNERS


As of April 1, 2004, the directors and officers as a group owned less than 1% of the Trust. In addition to its own beneficial interest in each fund, the Company holds legal title on behalf of the beneficiaries of employee benefit plans held within the Company separate accounts not registered pursuant to an exemption from the registration provisions of the securities acts. As of April 1, 2004 no one person had a beneficial interest in the fund exceeding five percent (5%).






PORTFOLIO MANAGEMENT



The Management Agreement with MEMBERS Capital Advisors, Inc.



The Management Agreement ("Agreement") requires that MEMBERS Capital Advisors provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies and restrictions of each fund. As compensation for its services, the Trust pays MEMBERS Capital Advisors a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:






--------------------------------------------------------------------------------------------------------------------
                                                  TOTAL ADVISORY FEES    TOTAL ADVISORY FEES     TOTAL ADVISORY FEES
                                                  INCURRED DURING THE    INCURRED DURING THE     INCURRED DURING THE
                                MANAGEMENT         FISCAL YEAR ENDED      FISCAL YEAR ENDED       FISCAL YEAR ENDED
         FUND                      FEE             DECEMBER 31, 2003      DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                       0.45%              $   734,644            $  814,603              $   594,691
--------------------------------------------------------------------------------------------------------------------
BOND                               0.55%                3,119,105             2,486,780                1,858,345
--------------------------------------------------------------------------------------------------------------------
HIGH INCOME                        0.75%                  361,330               161,728                  103,722
--------------------------------------------------------------------------------------------------------------------
BALANCED                           0.70%                4,382,082             4,468,675                4,627,267
--------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME STOCK              0.60%                5,034,249             5,375,023                6,348,469
--------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION STOCK         0.80%                4,883,114             5,559,099                6,985,661
--------------------------------------------------------------------------------------------------------------------
MID-CAP STOCK                      1.00%                1,192,299             1,089,564                  832,565
--------------------------------------------------------------------------------------------------------------------
MULTI-CAP GROWTH STOCK             0.85%                1,306,152               230,580                   92,365
--------------------------------------------------------------------------------------------------------------------
GLOBAL SECURITIES                  0.95%                  123,101               104,550                   97,885
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCK                1.20%                  380,300               237,950                  226,686
--------------------------------------------------------------------------------------------------------------------



MEMBERS Capital Advisors makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports as may be reasonably requested with respect to matters relating to MEMBERS Capital Advisors' duties.



BASIS OF TRUSTEE APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS



At a meeting held November 13, 2003, the Board of Trustees, including a majority of the independent trustees, considered whether to approve the Trust's investment advisory and subadvisory agreements, with the assistance of independent counsel to the independent trustees. The Board of Trustees considered the advisory fee structure of each of the Funds in light of a variety of factors, including (a) the nature, extent and quality of services to be provided to the Trust, the funds and their respective shareholders; (b) the Investment Adviser's anticipated costs in providing those services and its profitability in providing such services; (c) the extent to which economies of scale and common management are reflected in fund expense levels; (d) the management fees compared to those other comparable mutual funds; (e) the expense ratios compared with those of other comparable mutual funds; and (f) other benefits to be derived in connection with the Investment Advisers' relationship with the Trust.



As part of its consideration of the quality of services to be provided to the Trust, funds and shareholders by the Investment Adviser, the board of trustees reviewed the Investment Adviser's anticipated profit/loss situation with respect to each fund and on an aggregate basis, and the board of trustees, including a majority of the independent trustees, considered the Investment Adviser's anticipated profit/loss situation to be reasonable in relation to the nature, quality and costs of the Investment Adviser's services.



As part of its consideration of the economies of scale and advisory fees, the Board of Trustees also considered the projected expense ratios of the funds and the costs incurred by the Investment Adviser as result of contractual expense limitations imposed. In comparing the expense ratio of each of the funds to those of other mutual funds, the Board of Trustees, including a majority of the independent Trustees, took into account that the projected expense ratios compared favorable to those of other comparable mutual funds.






On the basis of the board's review and analysis of the foregoing information, the Board of Trustees found in the exercise of its business judgment, that the terms of the investment advisory agreement and each sub-advisory agreement are fair and reasonable and in the best interest of shareholders of the applicable fund.






The Management Agreement, unless sooner terminated, shall continue automatically for periods of one calendar year so long as such continuance is specifically approved at least annually: (a) by the Trustees or by a vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the fund; and (b) by a vote of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided the Management Agreement may be terminated as to any fund or to all funds by the trust at any time, without the payment of any penalty, by vote of a majority of the Trustees or by a majority vote of the outstanding votes attributable to the shares of the applicable fund or by MEMBERS Capital Advisors on sixty (60) days written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.



The Management Agreement provides that MEMBERS Capital Advisors shall not be liable to the Trust or any shareholder for anything done or omitted by it, or for any losses that may be sustained in the purchase, holding or sale of any security, except for an act or omission involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Management Agreement.



MEMBERS CAPITAL ADVISORS, INC.



CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. MEMBERS Capital Advisors has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual Life Insurance Company. CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.

The MEMBERS Capital Advisors' directors and principal officers of the Investment Adviser are as follows:



     Joyce A. Harris                      Director and Chair
     George A. Nelson                     Director and Vice Chair
     Michael S. Daubs                     Director and President
     James C. Hickman                     Director
     Michael B. Kitchen                   Director
     Lawrence R. Halverson                Senior Vice President
     Mary E. Hoffmann                     Treasurer and Assistant Vice President
     Tracy K. Lien                        Assistant Secretary
     Scott D. Knapp                       Vice President






Portfolio Manager Compensation. Portfolio manager compensation at MEMBERS Capital Advisors consists of a base amount, an annual incentive award and a long-term incentive award (plus various benefits). The annual award is based primarily on the one-year and three-year performance relative to representative markets and peer groups of the specific portfolios or portions of portfolios for which the portfolio managers are responsible. Other factors in the annual award are the overall investment results of MEMBERS Capital Advisors for all major clients, and the financial results of MEMBERS Capital Advisors and its parent company, CUNA Mutual Group. The long-term incentive award is based on the overall investment results of MEMBERS Capital Advisors for all major clients, and is deferred for three years, during which time it is valued as if it were invested among any of several MEMBERS Capital Advisors-managed funds as directed by the portfolio manager.






THE MANAGEMENT AGREEMENTS WITH SUBADVISERS



As described in the prospectus, MEMBERS Capital Advisors manages the assets of the HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES, and INTERNATIONAL STOCK FUNDS using a "manager of managers" approach under which MEMBERS Capital Advisors may allocate some of the fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and MEMBERS Capital Advisors have received an order from the Commission that permits the hiring of subadvisers without shareholder approval. If MEMBERS Capital Advisors hires a new Subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in Subadvisers that will provide relevant information about the reason for the change and any new Subadviser(s).



Even though Subadvisers have day-to-day responsibility over the management of HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS, MEMBERS Capital Advisors retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.



MEMBERS Capital Advisors may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the HIGH INCOME, MID-CAP STOCK, MULTI-CAP GROWTH STOCK, GLOBAL SECURITIES, and INTERNATIONAL STOCK FUNDS.


THE SUBADVISER FOR THE HIGH INCOME FUND

As of the date of the prospectus, Massachusetts Financial Services Company ("MFS") is the only Subadviser managing the assets of the HIGH INCOME FUND. For its services to the fund, MFS receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:


Percentage                Net Assets Managed by MFS
----------                -------------------------
 0.375%                      First $100,000,000
 0.325%                      Next  $250,000,000
 0.300%                      Over  $500,000,000

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to MFS as follows:



Fiscal Year Ended                           Amount
-----------------                           ------
December 31, 2003                          $180,296
December 31, 2002                          $ 80,853
December 31, 2001                          $ 51,397



LEGAL PROCEEDINGS. MFS has reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain mutual funds managed by MFS was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the Trust's HIGH INCOME FUND, for which MFS is the subadviser, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC. Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.



Under the terms of the settlements, a $225 million pool will be established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce the management fees it receives from its funds by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million. In addition, MFS and its retail mutual funds will adopt certain governance changes.



Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS mutual funds.



MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and seeking damages of unspecified amounts.



On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sale of retail mutual funds sponsored by MFS. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay one dollar ($1.00) in disgorgment and $50 million in penalty to certain mutual funds managed by MFS, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the boards of trustees and to shareholders of the MFS mutual funds involved the specifics of its preferred arrangements with certain brokerage firms selling shares of MFS metal funds. The settlement order states that MFS had in place policies designed to obtain best execution of all portfolio trades for such mutual funds.



Although it is not foreseen at this time that these regulatory developments will have a material adverse effect on the Trust's HIGH INCOME FUND, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in investors withdrawing their investments from the Fund and/or discourage investors from making new investments in the Fund or other adverse consequences.


THE SUBADVISER FOR THE MID-CAP STOCK FUND


As of the date of the prospectus, Wellington Management Company, LLP ("Wellington Management") is the only Subadviser managing some of the assets of the MID-CAP STOCK FUND. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, equal on an annual basis to 0.60% of the net assets managed by Wellington Management.

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:



Fiscal Year Ended                             Amount
-----------------                             ------
December 31, 2003                            $171,534
December 31, 2002                            $141,069





THE SUBADVISER FOR THE MULTI-CAP GROWTH STOCK FUND

As of the date of the prospectus, Wellington Management is the only Subadviser managing the assets of the MULTI-CAP GROWTH STOCK FUND. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:


Percentage                Net Assets Managed by Wellington Management
----------                -------------------------------------------
  0.50%                              First $100,000,000
  0.40%                              Over  $100,000,000


Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:


Fiscal Year Ended                           Amount
-----------------                           ------
December 31, 2003                          $707,004
December 31, 2002                          $112,294
December 31, 2001                          $      0



Pursuant to an Investment Sub-Advisory Agreement between MEMBERS Capital Advisors and Massachusetts Financial Services (MFS) that was terminated May 1, 2002, MEMBERS Capital Advisors paid a management fee to MFS as follows:



Fiscal Year Ended                             Amount
-----------------                             ------
      2003                                   $     0
      2002                                   $21,012
      2001                                   $48,881


THE SUBADVISER FOR THE GLOBAL SECURITIES FUND


As of the date of the prospectus, Oppenheimer Funds, Inc. ("Oppenheimer") is the only Subadviser managing the assets of the GLOBAL SECURITIES FUND. For its services to the fund, Oppenheimer receives a management fee from MEMBERS Capital advisors, computed and accrued daily and paid monthly, at the following annual rates:





Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Oppenheimer in the following amounts:


Fiscal Year Ended                            Amount
-----------------                            ------
December 31, 2003                           $64,611
December 31, 2002                           $54,896
December 31, 2001*                          $50,644


*Oppenheimer began subadvising the fund May 1, 2000.

THE SUBADVISER FOR THE INTERNATIONAL STOCK FUND


As of the date of the prospectus, Lazard Asset Management LLC ("Lazard") is the only Subadviser managing the assets of the INTERNATIONAL STOCK FUND. For its services to the fund, Lazard receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

EAFE Subportfolio:                   Emerging Markets Subportfolio:        0.75%
First $25 million        0.65%
Next $25 million         0.55%       International Small Cap Subportfolio: 0.75%
Above $50 million        0.50%



Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Lazard as follows:



Fiscal Year Ended
  December 31              Amount
  -----------              ------
     2003                 $233,904
     2002                 $137,421
     2001                 $ 23,498





TRANSFER AGENT


CUNA Mutual Life Insurance Company ("CUNA Mutual"), 2000 Heritage Way, Waverly IA 50677, is the transfer agent for the Trust. As transfer agent, CUNA Mutual maintains the shareholder records and reports.


CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the custodian for the securities and cash of the Trust. The custodian holds for the Trust all securities and cash owned by the Trust, and receives for the Trust all payments of income, payments of principal or capital distributions with respect to securities owned by the Trust. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the Trust uses automated instructions and a cash data entry system to transfer monies to and from the Trust's account at the custodian.


PRINCIPAL UNDERWRITER AND DISTRIBUTION OF FUND SHARES



As described in the Prospectus, the Trust does not offer its shares directly with the public. Shares of the Trust are currently issued and redeemed through CUNA Brokerage Services, Inc. ("CBSI"), pursuant to a Distribution Agreement between the Trust and CBSI. CBSI's principal place of business is located at 5910 Mineral Point Road, Madison, WI 53705. CBSI is an affiliate of MEMBERS Capital Advisors, and is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society.



Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CBSI will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.



CBSI has not received underwriting commissions from the Trust for any of the last three fiscal years.

PROXY VOTING POLICIES



The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of MEMBERS Capital Advisors and the applicable sub-advisor, which policies and procedures are used to determine how to vote proxies relating to such funds' portfolio securities. Included in the policies and procedures are procedures that are used on behalf of each fund when a vote presents a conflict of interest between the interests of: (1) the fund's shareholders and (2) MEMBERS Capital Advisors, the fund's Sub-adviser's (if any) and CUNA Brokerage Services, Inc. ("CBSI"), the Trust's principal underwriter. Specifically, each fund has adopted the proxy voting policies and procedures of MEMBERS Capital Advisors and/or its Sub-adviser, summaries of which may be found in Appendix A hereto. A description of the policies and procedures used to determine how to vote proxies relating to the Trust's portfolio securities is available (i) without charge, upon request, by calling 1-800-877-6089, toll-free; (ii) on the Trust's web site, at www.membersfunds.com; and (iii) on the SEC's web site at www.sec.gov.



SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS



MEMBERS Capital Advisors provides certain information regarding the funds' portfolio holdings, including lists of such portfolio holdings detailing the issuer, issue, and amounts owned by the funds: (1) semiannually in the Trust's semi-annual and annual reports to shareholders; and (2) quarterly to Morningstar and Lipper Analytical Services, Inc. In addition, MEMBERS Capital Advisors also distributes lists of each fund's ten largest holdings and the percentage of the fund's holdings such securities represents on a quarterly basis to registered representatives of CBSI, the Trust's affiliated principal underwriter. The lists of the funds' top ten holdings are also publicly available and updated monthly via the Trust's web site, at www.membersfunds.com for public viewing.



CODES OF ETHICS






The Trust has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of MEMBERS Capital Advisors and the various Subadvisers, including those employees who participate in the selection of securities or who have access to information regarding the Trust's pending purchases and sales of securities (collectively referred to as "Covered Persons"). MEMBERS Capital Advisors also has adopted a code of ethics that covers the conduct and personal securities transactions of its officers, managers, and employees, including its Covered Persons. Likewise, CBSI, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of its officers, directors, and employees, including its Covered Persons.






In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, by the Trust or by any Covered Persons of the Trust or MEMBERS Capital Advisors. More specifically, the codes restrict Covered Persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain "blackout periods" during which: (1) no Covered Person may acquire ownership of a security on a day during which the Trust has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any fund may purchase or sell any security within seven days before or after the Trust purchases or sells the security. Certain specified transactions are exempt from the provisions of the codes of ethics.


BROKERAGE


MEMBERS Capital Advisors and the Subadvisers are responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions, and (3) the negotiation of brokerage commissions, if any, charged on such transactions.



Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution and other services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.



In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Securities purchased from dealers serving as market makers will include a spread between the bid and ask price, which is the amount of compensation to the dealer.



The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases.



In effecting transactions in portfolio securities, MEMBERS Capital Advisors and the Subadvisers give primary consideration to obtaining best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations. Although MEMBERS Capital Advisors and the Subadvisers generally will seek reasonably competitive spreads or commissions, the funds do not necessarily pay the lowest commission available. In the selection of brokers and dealers to execute portfolio transactions, MEMBERS Capital Advisors and the Subadvisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors, including without limitation: (1) the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), (2) the broker or dealer's execution capabilities, including its operational facilities, (3) the efficiency with which the transaction is effected, (4) the ability to effect the transaction where a large block of securities is involved, (5) the availability of the broker to stand ready to execute potentially difficult transactions in the future, (6) the financial strength and stability of the broker, (7) research, brokerage and other services provided by such broker or dealer when MEMBERS Capital Advisors or a Subadviser believes that such services will enhance its general portfolio management capabilities, and (8) the risk to such broker or dealer of positioning a block of securities. Such considerations are judgmental and are weighed by MEMBERS Capital Advisors and the Subadvisers in determining the overall reasonableness of brokerage commissions paid.



With regard to (7) above, the research and brokerage services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Any such research and brokerage services provided by brokers to the Trust or to MEMBERS Capital Advisors and the Subadvisers is considered to be in addition to and not in lieu of services required to be performed by MEMBERS Capital Advisors and the Subadvisers. Such services are used by MEMBERS Capital Advisors and the Subadvisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the funds may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of other accounts, whose aggregate assets are far larger than those of the funds, and the services furnished by such brokers or dealers may be used by MEMBERS Capital Advisors and the Subadvisers in providing investment advisory services for the funds. Therefore, the correlation of the cost of research to MEMBERS Capital Advisors' individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MEMBERS Capital Advisors' or the Subadvisers' other clients.



Consistent with the above, the Trust may effect principal transactions with a broker or dealer that furnishes brokerage or research services, or designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any broker or dealer, in connection with the acquisition of securities in underwritings. Such transactions include certain "riskless principal" transactions through certain dealers in the over-the-counter market under which commissions are paid on such transaction. Accordingly, the net prices or commission rates charged by any such broker or dealer may be greater than the amount another firm might charge if MEMBERS Capital Advisors or the Subadviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.






On occasions when MEMBERS Capital Advisors or a Subadviser determines that the purchase or sale of a security is in the best interest of a fund as well as its other advisory clients (including any other fund or other advisory account for which MEMBERS Capital Advisors, the Subadviser or an affiliate acts as investment adviser), MEMBERS Capital Advisors or the Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the fund with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by MEMBERS Capital Advisors or a Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a fund. MEMBERS Capital Advisors and the subadvisers have established various policies and procedures that assure equitable treatment of all accounts.






Subject to the above considerations, the Subadvisers may use a broker that is an affiliated person of the Trust or the subadvisers (or their affiliates), to effect transactions on a securities exchange for a fund it advises (an "affiliated broker"). In order for an affiliated broker to effect any portfolio transactions for a fund, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits affiliated brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the disinterested Trustees, have adopted or approved procedures for the Subadvisers which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with affiliated brokers also are subject to such fiduciary standards as applicable law imposes on the subadvisers and/or affiliated brokers.



The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated without prior notice to shareholders.



The Trust paid the following amounts in brokerage commissions for the fiscal years ended December 31:



-------------------------------------------------------------------------------------------
            FUND                         2003                   2002                 2001
-------------------------------------------------------------------------------------------
Money Market Fund                      $      --              $     --             $     --
-------------------------------------------------------------------------------------------
Bond Fund                                     --                    --                   --
-------------------------------------------------------------------------------------------
High Income Fund                              33                    --                   --
-------------------------------------------------------------------------------------------
Balanced Fund                            139,213               185,061              111,656
-------------------------------------------------------------------------------------------
Growth and Income Stock Fund             383,007               306,424              362,231
-------------------------------------------------------------------------------------------
Capital Appreciation Stock Fund          489,621               488,471              490,917
-------------------------------------------------------------------------------------------
Mid-Cap Stock Fund                       109,128               121,944               86,949
-------------------------------------------------------------------------------------------
Multi-Cap Growth Stock Fund              653,440               226,924               37,529
-------------------------------------------------------------------------------------------
Global Securities Fund                    31,009                18,175               14,446
-------------------------------------------------------------------------------------------
International Stock Fund                  60,860                33,397               38,921
-------------------------------------------------------------------------------------------



During the fiscal year ended December 31, 2003, the Trust paid $911,703 in brokerage commissions to firms for providing research services involving approximately $616,808,808 of transactions. The provision of research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the funds with firms that provide research, subject to seeking to achieve best execution and compliance with applicable laws and regulations.


                               SHARES OF THE TRUST

SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the ten funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized two classes of shares of the fund, designated as Class C and Class Z. Additional classes of shares may be offered in the future. As of the date hereof, there are no Class C shares outstanding.


The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.


Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class C (if available) or Class Z shares will be borne exclusively by that class; (ii) each of Class C shares (if available) and Class Z shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the Net Asset Value per share may vary depending on whether Class C (if available) or Class Z shares are purchased.


In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

LIMITATION OF TRUSTEE AND OFFICER LIABILITY

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF INTERSERIES LIABILITY

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

                                  VOTING RIGHTS

Pursuant to current interpretations of the Act, the Company will solicit voting instructions from owners of variable annuity or variable life insurance contracts issued by it with respect to any matters that are presented to a vote of shareholders. Insurance companies not affiliated with the CUNA Mutual Group will generally follow similar procedures. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or Class, except for matters concerning only a series or Class. Certain matters approved by a vote of the shareholders of the Trust may not be binding on a series or Class whose shareholders have not approved such matter. This is the case if the matter affects interests of that series or Class which are not identical with the interests of all other series and Classes such as a change in investment policy, approval of the Investment Adviser or a material change in the distribution Plan and failure by the holders of a majority of the outstanding voting securities of the series or Class to approve the matter. The holder of each share of each series or Class of stock of the Trust shall be entitled to one vote for each full dollar of Net Asset Value and a fractional vote for each fractional dollar of Net Asset Value attributed to the shareholder.

The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. The Trustees have the power to alter the number and the terms of office of the Trustees, and may lengthen their own terms or make their terms of unlimited duration and appoint their successors, provided always at least a majority of the Trustees have been elected by the shareholders of the Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the outstanding shares and the Declaration of Trust sets out procedures to be followed.

                              CONFLICTS OF INTEREST

Because shares of the Trust are sold to the CUNA Mutual Group separate accounts, qualified retirement plans sponsored by CUNA Mutual Group, unaffiliated insurance company separate accounts and qualified retirement plans, it is possible that material conflicts could arise among and between the interests of: (1) variable annuity contract owners (or participants under group variable annuity contracts) and variable life insurance contract owners, or (2) owners of variable annuity and variable life insurance contracts of affiliated and unaffiliated insurance companies and (3) participants in affiliated and unaffiliated qualified retirement plans. Such material conflicts could include, for example, differences in federal tax treatment of variable annuity contracts versus variable life insurance contracts. The Trust does not currently foresee any disadvantage to one category of investors vis-a-vis another arising from the fact that the Trust's shares support different types of variable insurance contracts. However, the Trust's Board of Trustees will continuously monitor events to identify any potential material conflicts that may arise between the interests of different categories or classes of investors and to determine what action, if any, should be taken to resolve such conflicts. Such action may include redeeming shares of the Trust held by one or more of the separate accounts or qualified retirement plans involved in any material irreconcilable conflict.

NET ASSET VALUE OF SHARES


The NAV per share for all classes of shares is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.






MONEY MARKET FUND



The Trustees have determined that the best method currently available for determining the NAV for the MONEY MARKET FUND is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of maintaining and NAV of $1.00 per share. The procedures include periodically monitoring, as deemed appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the MONEY MARKET FUND limit its investments to instruments which the Adviser determines will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser. It also calls for the MONEY MARKET FUND to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the MONEY MARKET FUND will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.



It is the normal practice of the MONEY MARKET FUND to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the MONEY MARKET FUND will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares of the MONEY MARKET FUND (computed by dividing the annualized daily income by the NAV) will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield of shares the MONEY MARKET FUND will tend to be lower than if the valuation were based upon market prices and estimates.






PORTFOLIO VALUATION






Securities and other investments are valued as follows. Equity securities listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (NOCP)). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices (where only bid price and asked price is quoted, or the spread between bid and asked prices is substantial, quotations for a several-day period are used to establish value) and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to the market.






Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust's Securities Valuation Committee shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.



The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Time) Reuters spot rate. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in MEMBERS Capital Advisors' option, reflect the current market value are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.


DIVIDENDS, DISTRIBUTIONS AND TAXES




It is the intention of the Trust to distribute substantially all of the net investment income and realized capital gains as follows:


(i) Dividends on the MONEY MARKET will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed;



(ii) Dividends of ordinary income, if any, from the BOND FUND, HIGH INCOME, BALANCED FUND, GROWTH AND INCOME STOCK, CAPITAL APPRECIATION STOCK, MID-CAP STOCK, MULTI-CAP GROWTH, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and



(iii) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.


FEDERAL TAX STATUS OF THE FUNDS


The following discussion of the federal tax status of the funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.



Qualification as Regulated Investment Company



Each fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Trust intends each fund to do, then under the provisions of Subchapter M of the Code the fund should have little or no liability for federal income taxes. In particular, a fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.


A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the fund's taxable year,
(a) at least 50% of the value of the fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses.


Distributions to Avoid Federal Excise Tax



A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, such as a fund, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, or parties that contributed in aggregate $250,000 or less in seed money to the fund. The funds are therefore not subject to the excise tax.



Section 817(h) Diversification Requirements



Each fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the funds) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a fund may be required, for example, to alter its investment objectives.



The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:


    - no more than 55% of a fund's total assets may be represented by any one investment

    -    no more than 70% by any two investments

    -    no more than 80% by any three investments

    -    no more than 90% by any four investments


Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements



If for any taxable year a fund fails to qualify as a regulated investment company, or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the funds' investment advisers and subadvisers and each fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the fund's investment adviser and subadvisers might otherwise select.



Capital Loss Carryforwards



As of December 31, 2003, the following funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years.



--------------------------------------------------------------------------------------------------------------------------
                                    CARRYOVER           CARRYOVER          CARRYOVER          CARRYOVER         CARRYOVER
                                   EXPIRING IN         EXPIRING IN        EXPIRING IN        EXPIRING IN       EXPIRING IN
                                     2007                 2008               2009               2010               2011
--------------------------------------------------------------------------------------------------------------------------
Bond Fund                          $ 235,991           $ 7,577,224        $       --        $  1,857,702       $   104,606
--------------------------------------------------------------------------------------------------------------------------
High Income Fund                          --                    --           177,638             867,239                --
--------------------------------------------------------------------------------------------------------------------------
Balanced Fund                             --                    --                --          28,564,211        16,833,887
--------------------------------------------------------------------------------------------------------------------------
Growth and Income Stock Fund              --                    --                --          24,906,870        24,200,773
--------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Stock Fund           --                    --                --         116,275,725        58,744,910
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Stock Fund                        --                    --                --           4,207,227         1,547,548
--------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Stock Fund               --                    --                --                  --                --
--------------------------------------------------------------------------------------------------------------------------
Global Securities Fund                                                       562,482             968,145                --
--------------------------------------------------------------------------------------------------------------------------
International Stock Fund                  --                    --         1,565,839           2,896,117           178,878
--------------------------------------------------------------------------------------------------------------------------



Investments in Foreign Securities



Investment income received from sources within foreign countries, or capital gains earned by a fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a fund's assets to be invested within various countries is not now known. The Trust intends that each fund will operate so as to qualify for applicable treaty-reduced rates of tax.



If a fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable fund to recognize taxable income or gain without the concurrent receipt of cash. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the fund must derive at least 90% of its annual gross income.



Investments with Original Issue Discount



Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.



Options, Futures, and Swaps



A fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses of the fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a fund, (2) could require the fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each Fund's books and records when the fund acquires any option, futures contract or hedged investment.


The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.


SHAREHOLDER TAXATION


Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a fund generally are not subject to federal income tax on fund earnings or distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.





INDEPENDENT ACCOUNTANTS



The financial statements for fiscal year ended December 31, 2003 are incorporated herein by reference and portions are contained elsewhere in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, independent accountants, and upon the authority of said firm as experts in accounting and auditing.



FINANCIAL STATEMENTS






The Trust's audited financial statements, including the statements of assets and liabilities, statements of operations, and statements of changes in net assets, which either accompany this SAI or have previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference to the Trust's Annual Report to Shareholders dated December 31, 2003.

                                   APPENDIX A






                                ULTRA SERIES FUND






                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES



Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, MEMBERS Capital Advisors, Inc. ("MCA"), and/or its respective subadviser (Massachusetts Financial Services Company (MFS) in the case of the High Income Fund, Wellington Management Company, LLP (Wellington Management) in the case of the Mid-Cap and Multi-Cap Growth Funds, Oppenheimer Funds, Inc. ("Oppenheimer") in the case of the Global Securities Fund, and Lazard Asset Management LLC (Lazard) in the case of the International Stock
Fund).



A summary of the proxy voting policies and procedures for MCA, MFS, Wellington Management, Oppenheimer and Lazard are found below, and collectively constitutes the proxy voting policies and procedures of MEMBERS Mutual Funds, effective as of July 1, 2003.



Overview






Proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the Fund, without regard to any interest by MCA or its affiliates' related to sales, distribution or other interests. MCA will not be influenced by outside sources whose interests conflict those of the Fund, and any conflict of interest will be resolved in the interest of the Fund.






MCA intends to vote proxies on behalf of the fund in the manner designated in its Proxy Guidelines. Where subadvisory relationships exist with respect to fund assets, MCA currently intends to delegate its voting responsibilities such that sub-advisers will vote such proxies in accordance with their own proxy voting policies and procedures. However, MCA reserves the right to reassume the responsibility of voting proxies relative to any sub-advised account. MCA will separately maintain copies, electronically or otherwise, of the proxy voting policies and procedures of any subadviser to whom it has delegated such duties in accordance herewith.



In addition, although MCA reviews proxies on a case-by-case basis, it has retained Institutional Shareholder Services, Inc. ("ISS") to conduct proxy voting on MCA's behalf according to its Proxy Voting Guideline Summary ("ISS Guidelines"). To promote consistency in voting on the same or similar issues across all client accounts, and to insulate MCA from influences exerted by firms' respective managements or by proxy solicitors, in general MCA will give strong consideration to the ISS Guidelines in determining particular proxy votes. MCA anticipates that generally, proxies will be voted in accordance with the recommendations set forth in the ISS Guidelines. However, MCA reserves the right in all cases to substitute its own recommendation for the recommendation of ISS. MCA has a process to ensure that proxy vote recommendations contrary to ISS Guidelines are handled in a manner consistent with MCA's fiduciary obligations to its clients.






MCA will generally strive for consistency in the application of its Proxy Guidelines. However, the Proxy Guidelines referenced herein, and the ISS Guidelines, are intended only as guidelines. They are not exhaustive and do not include all potential voting issues. Because proxy issuances and the circumstances surrounding individual companies' proxies vary, there may be instances in which MCA may not vote in strict adherence to its Proxy Guidelines, such as when it becomes aware of proxy items that may be company-specific or of a non-routine nature and that may be more appropriately handled on a case-by-case basis in a manner different from such guidelines.



PART B CERTAIN VOTING CONSIDERATIONS



In MCA's view, proposals which are good for the issuer should be good for the shareholder as well, but an issuer's management's views must be assessed in this regard. When management acts on its own behalf, by limiting shareholder rights, instead of acting in the shareholders' best interests, it is MCA's responsibility to act in what it believes are the shareholders' best interests. Thus, there may be, in MCA's view, certain circumstances under which it may be appropriate to vote against a particular issuer's management's recommendations.



As a general matter, MCA maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, MCA recognizes that there are gradations in certain types of proposals that may result in different voting positions being taken with respect to different proxy statements. MCA generally recommends votes that are consistent on the same matter when securities of an issuer are held by multiple client accounts.



MONITORING SYSTEM






MCA has established a process for monitoring the proxy voting process to ensure that it is followed in accordance with its Proxy Guidelines, which process is described more fully therein.



CONFLICTS






Occasions may arise when a person or organization involved in the proxy voting process may have a conflict of interest with MCA, its personnel or its affiliates. Conflicts of interest will be resolved in the interest of the investments on behalf of the fund. Any individual with knowledge of a personal conflict of interest relating to a particular item shall disclose that conflict to MCA and shall otherwise remove himself or herself from the proxy voting process. In such circumstance, MCA has established a process, more fully described in its Proxy Guidelines, to allow it to determine whether a conflict of interest in fact exists, a process for resolution of conflicts, and a reporting process covering the resolution of the conflict or potential conflict. In the case of a conflict, conflicts reports prepared by MCA designated personnel will include written confirmation that recommendations were made solely on the investment merits and without regard to any other consideration. The above processes are more fully described in MCA's Proxy Guidelines.



                       ISS PROXY VOTING GUIDELINES SUMMARY






The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.



1. OPERATIONAL ITEMS



ADJOURN MEETING



Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.






AMEND QUORUM REQUIREMENTS



Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.



AMEND MINOR BYLAWS



Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).



CHANGE COMPANY NAME



Vote FOR proposals to change the corporate name.



CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING



Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.



Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.



RATIFYING AUDITORS



Vote FOR proposals to ratify auditors, unless any of the following apply: an auditor has a financial interest in or association with the company, and is therefore not independent; fees for non-audit services are excessive, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.






Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.



Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.



TRANSACT OTHER BUSINESS



Vote AGAINST proposals to approve other business when it appears as voting item.






2. BOARD OF DIRECTORS






VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
Attend less than 75 percent of the board and committee meetings without a valid excuse; implement or renew a dead-hand or modified dead-hand poison pill; ignore a shareholder proposal that is approved by a majority of the shares outstanding; ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years; failed to act on takeover offers where the majority of the shareholders tendered their shares; are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees; are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.



AGE LIMITS



Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.



BOARD SIZE



Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.






CLASSIFICATION/DECLASSIFICATION OF THE BOARD



Vote AGAINST proposals to classify the board.



Vote FOR proposals to repeal classified boards and to elect all directors annually.






CUMULATIVE VOTING



Vote AGAINST proposals to eliminate cumulative voting.



Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.






DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION



Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.



Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.



Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.



Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS



Vote CASE-BY-CASE on proposals that establish or amend director qualifications.



Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.



Vote AGAINST shareholder proposals requiring two candidates per board seat.



FILLING VACANCIES/REMOVAL OF DIRECTORS



Vote AGAINST proposals that provide that directors may be removed only for cause.



Vote FOR proposals to restore shareholder ability to remove directors with or without cause.



Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.



Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.






INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)



Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support: Designated lead director appointed from the ranks of the independent board members with clearly delineated duties; majority of independent directors on board; all-independent key committees; committee chairpersons nominated by the independent directors; CEO performance reviewed annually by a committee of outside directors; established governance guidelines; company performance.






MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES



Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.






Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.



STOCK OWNERSHIP REQUIREMENTS



Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.



TERM LIMITS



Vote AGAINST shareholder proposals to limit the tenure of outside directors.



3. PROXY CONTESTS






VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: Long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.



REIMBURSING PROXY SOLICITATION EXPENSES



Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.






CONFIDENTIAL VOTING



Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.



Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES



ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS



Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.






AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT



Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.



Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.






POISON PILLS



Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.



Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.



Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.






SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT



Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.



Vote FOR proposals to allow or make easier shareholder action by written consent.



SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS



Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.



Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



SUPERMAJORITY VOTE REQUIREMENTS



Vote AGAINST proposals to require a supermajority shareholder vote.



Vote FOR proposals to lower supermajority vote requirements.






5. MERGERS AND CORPORATE RESTRUCTURINGS






APPRAISAL RIGHTS



Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.






ASSET PURCHASES



Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: Purchase price; fairness opinion; financial and strategic benefits; how the deal was negotiated; conflicts of interest; other alternatives for the business; noncompletion risk.



ASSET SALES



Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: Impact on the balance sheet/working capital; potential elimination of diseconomies; anticipated financial and operating benefits; anticipated use of funds; value received for the asset; fairness opinion; how the deal was negotiated; conflicts of interest.



BUNDLED PROPOSALS



Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.






CONVERSION OF SECURITIES



Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.



Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS



Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following: Dilution to existing shareholders' position; terms of the offer; financial issues; management's efforts to pursue other alternatives; control issues; conflicts of interest.



Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.



FORMATION OF HOLDING COMPANY



Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: The reasons for the change; any financial or tax benefits; regulatory benefits; increases in capital structure; changes to the articles of incorporation or bylaws of the company.



Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following: Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model; adverse changes in shareholder rights






GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)



Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: Offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.






JOINT VENTURES



Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: Percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.






LIQUIDATIONS



Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.



Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.



MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION



Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following: Prospects of the combined company, anticipated financial and operating benefits; offer price; fairness opinion; how the deal was negotiated; changes in corporate governance; change in the capital structure; conflicts of interest.



PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES



Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review:
Dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.



Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.






SPINOFFS



Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: Tax and regulatory advantages; planned use of the sale proceeds; valuation of spinoff; fairness opinion; benefits to the parent company; conflicts of interest; managerial incentives; corporate governance changes; changes in the capital structure.



VALUE MAXIMIZATION PROPOSALS



Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: Prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION






CONTROL SHARE ACQUISITION PROVISIONS



Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.



Vote AGAINST proposals to amend the charter to include control share acquisition provisions.



Vote FOR proposals to restore voting rights to the control shares.






CONTROL SHARE CASHOUT PROVISIONS



Vote FOR proposals to opt out of control share cashout statutes.






DISGORGEMENT PROVISIONS



Vote FOR proposals to opt out of state disgorgement provisions.



FAIR PRICE PROVISIONS



Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.



Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.



FREEZEOUT PROVISIONS



Vote FOR proposals to opt out of state freezeout provisions.






GREENMAIL



Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.



Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.






REINCORPORATION PROPOSALS



Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.



Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.






STAKEHOLDER PROVISIONS



Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.






STATE ANTITAKEOVER STATUTES



Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).






7. CAPITAL STRUCTURE






ADJUSTMENTS TO PAR VALUE OF COMMON STOCK






Vote FOR management proposals to reduce the par value of common stock.



COMMON STOCK AUTHORIZATION



Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.


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Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.



Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.



DUAL-CLASS STOCK



Vote AGAINST proposals to create a new class of common stock with superior voting rights.



Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: it is intended for financing purposes with minimal or no dilution to current shareholders; it is not designed to preserve the voting power of an insider or significant shareholder.



ISSUE STOCK FOR USE WITH RIGHTS PLAN



Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).



PREEMPTIVE RIGHTS



Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.



PREFERRED STOCK



Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).



Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).



Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.



Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.



Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



RECAPITALIZATION



Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: More simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.



REVERSE STOCK SPLITS



Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.



Vote FOR management proposals to implement a reverse stock split to avoid delisting.



Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.



SHARE REPURCHASE PROGRAMS



Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.



STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS



Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.



TRACKING STOCK



Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: Adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.


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8. EXECUTIVE AND DIRECTOR COMPENSATION



Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index); cash compensation; and categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.



DIRECTOR COMPENSATION



Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.



STOCK PLANS IN LIEU OF CASH



Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.



Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.



Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.



DIRECTOR RETIREMENT PLANS



Vote AGAINST retirement plans for nonemployee directors.



Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.



MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS



Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: historic trading patterns; rationale for the repricing; value-for-value exchange; option vesting; term of the option; exercise price; participation.



EMPLOYEE STOCK PURCHASE PLANS



Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.



Vote FOR employee stock purchase plans where all of the following apply: purchase price is at least 85 percent of fair market value; offering period is 27 months or less; and potential voting power dilution (VPD) is ten percent or less.



Vote AGAINST employee stock purchase plans where any of the following apply: purchase price is less than 85 percent of fair market value; or offering period is greater than 27 months; or VPD is greater than ten percent.



INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)



Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.



Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.



EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)


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Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)



401(k) EMPLOYEE BENEFIT PLANS



Vote FOR proposals to implement a 401(k) savings plan for employees.



SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY



Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.



Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.



Vote AGAINST shareholder proposals requiring director fees be paid in stock only.



Vote FOR shareholder proposals to put option repricings to a shareholder vote.



Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.



OPTION EXPENSING



Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.



PERFORMANCE-BASED STOCK OPTIONS



Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account: Whether the proposal mandates that all awards be performance-based; whether the proposal extends beyond executive awards to those of lower-ranking employees; whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines.



GOLDEN AND TIN PARACHUTES



Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.



Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following: the parachute should be less attractive than an ongoing employment opportunity with the firm; the triggering mechanism should be beyond the control of management; the amount should not exceed three times base salary plus guaranteed benefits.



9. SOCIAL AND ENVIRONMENTAL ISSUES



CONSUMER ISSUES AND PUBLIC SAFETY



ANIMAL RIGHTS



Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account: The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products); the availability and feasibility of alternatives to animal testing to ensure product safety; and the degree that competitors are using animal-free testing.



Generally vote FOR proposals seeking a report on the company's animal welfare standards unless: The company has already published a set of animal welfare standards and monitors compliance; the company's standards are comparable to or better than those of peer firms; and there are no serious controversies surrounding the company's treatment of animals.



DRUG PRICING



Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account: Whether the proposal focuses on a specific drug and region; whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness; the extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending; whether the company already limits price increases of its products; whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries; the extent that peer companies implement price restraints.


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GENETICALLY MODIFIED FOODS



Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account: the costs and feasibility of labeling and/or phasing out; the nature of the company's business and the proportion of it affected by the proposal; the proportion of company sales in markets requiring labeling or GMO-free products; the extent that peer companies label or have eliminated GMOs; competitive benefits, such as expected increases in consumer demand for the company's products; the risks of misleading consumers without federally mandated, standardized labeling; alternatives to labeling employed by the company.



Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.



Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.



Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account: The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution; the extent that peer companies have eliminated GMOs; the extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs; the percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.



Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.



HANDGUNS



Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.



PREDATORY LENDING



Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account: Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices; whether the company has adequately disclosed the financial risks of its subprime business; whether the company has been subject to violations of lending laws or serious lending controversies; peer companies' policies to prevent abusive lending practices.



TOBACCO



Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:



Second-hand smoke: Whether the company complies with all local ordinances and regulations; the degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; the risk of any health-related liabilities.



Advertising to youth: Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations; whether the company has gone as far as peers in restricting advertising; whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; whether restrictions on marketing to youth extend to foreign countries.



Cease production of tobacco-related products or avoid selling products to tobacco companies: The percentage of the company's business affected; the economic loss of eliminating the business versus any potential tobacco-related liabilities.



Spinoff tobacco-related businesses: the percentage of the company's business affected; the feasibility of a spinoff; potential future liabilities related to the company's tobacco business.


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Stronger product warnings: Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.



Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.



ENVIRONMENT AND ENERGY



ARCTIC NATIONAL WILDLIFE REFUGE



Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
Whether there are publicly available environmental impact reports; whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and the current status of legislation regarding drilling in ANWR.



CERES PRINCIPLES



Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account: The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES; the company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills; environmentally conscious practices of peer companies, including endorsement of CERES; costs of membership and implementation.



ENVIRONMENTAL REPORTS



Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.



GLOBAL WARMING



Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if: The company's level of disclosure lags that of its competitors, or the company has a poor environmental track record, such as violations of federal and state regulations.



RECYCLING



Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account: The nature of the company's business and the percentage affected; the extent that peer companies are recycling; the timetable prescribed by the proposal; the costs and methods of implementation; whether the company has a poor environmental track record, such as violations of federal and state regulations.



RENEWABLE ENERGY



Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: The nature of the company's business and the percentage affected; the extent that peer companies are switching from fossil fuels to cleaner sources; the timetable and specific action prescribed by the proposal; the costs of implementation; the company's initiatives to address climate change.



Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.



GENERAL CORPORATE ISSUES



LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE



Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of: The relevance of the issue to be linked to pay; the degree that social performance is already included in the company's pay structure and disclosed; the degree that social performance is used by peer companies in setting pay; violations or complaints filed against the company relating to the particular social performance measure; artificial limits sought by the proposal, such as freezing or capping executive pay; independence of the compensation committee; current company pay levels.


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CHARITABLE/POLITICAL CONTRIBUTIONS



Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as: The company is in compliance with laws governing corporate political activities, and the company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.



Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.



Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.



Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.



Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.



LABOR STANDARDS AND HUMAN RIGHTS



CHINA PRINCIPLES



Vote AGAINST proposals to implement the China Principles unless: There are serious controversies surrounding the company's China operations, and the company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).



COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS



Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: The nature and amount of company business in that country; the company's workplace code of conduct; proprietary and confidential information involved; company compliance with U.S. regulations on investing in the country; level of peer company involvement in the country.



INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS



Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered: The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; agreements with foreign suppliers to meet certain workplace standards; whether company and vendor facilities are monitored and how; company participation in fair labor organizations; type of business; proportion of business conducted overseas; countries of operation with known human rights abuses; whether the company has been recently involved in significant labor and human rights controversies or violations; peer company standards and practices; union presence in company's international factories.



Generally vote FOR reports outlining vendor standards compliance unless any of the following apply: The company does not operate in countries with significant human rights violations: he company has no recent human rights controversies or violations, or the company already publicly discloses information on its vendor standards compliance.



MACBRIDE PRINCIPLES



Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account: Company compliance with or violations of the Fair Employment Act of 1989; company antidiscrimination policies that already exceed the legal requirements; the cost and feasibility of adopting all nine principles; the cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles); the potential for charges of reverse discrimination; the potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted; the level of the company's investment in Northern Ireland; the number of company employees in Northern


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


Ireland; the degree that industry peers have adopted the MacBride Principles; applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.



MILITARY BUSINESS



FOREIGN MILITARY SALES/OFFSETS



Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.



LANDMINES AND CLUSTER BOMBS



Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account: whether the company has in the past manufactured landmine components; whether the company's peers have renounced future production.



Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account: What weapons classifications the proponent views as cluster bombs; whether the company currently or in the past has manufactured cluster bombs or their components; the percentage of revenue derived from cluster bomb manufacture; whether the company's peers have renounced future production.



NUCLEAR WEAPONS



Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.



SPACED-BASED WEAPONIZATION



Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: The information is already publicly available or the disclosures sought could compromise proprietary information.



WORKPLACE DIVERSITY



BOARD DIVERSITY



Generally vote FOR reports on the company's efforts to diversify the board, unless: The board composition is reasonably inclusive in relation to companies of similar size and business or; the board already reports on its nominating procedures and diversity initiatives.



Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account: The degree of board diversity; comparison with peer companies; established process for improving board diversity; existence of independent nominating committee; use of outside search firm; history of EEO violations.



EQUAL EMPLOYMENT OPPORTUNITY (EEO)



Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: The company has well-documented equal opportunity programs; the company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and the company has no recent EEO-related violations or litigation.



Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.



GLASS CEILING



Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless: The composition of senior management and the board is fairly inclusive; the company has well-documented programs addressing diversity initiatives and leadership development; the company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and the company has had no recent, significant EEO-related violations or litigation.


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SEXUAL ORIENTATION



Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account: Whether the company's EEO policy is already in compliance with federal, state and local laws; whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees; the industry norm for including sexual orientation in EEO statements; existing policies in place to prevent workplace discrimination based on sexual orientation.



Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.



10. MUTUAL FUND PROXIES



ELECTION OF DIRECTORS



Vote to elect directors on a CASE-BY-CASE basis, considering the following factors: Board structure; director independence and qualifications; attendance at board and committee meetings.



Votes should be withheld from directors who: Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent; ignore a shareholder proposal that is approved by a majority of shares outstanding; iIgnore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years; are interested directors and sit on the audit or nominating committee; or are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.



CONVERT CLOSED-END FUND TO OPEN-END FUND



Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: Past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; past shareholder activism, board activity; votes on related proposals.



PROXY CONTESTS



Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors: Past performance relative to its peers; market in which fund invests; measures taken by the board to address the issues; past shareholder activism, board activity, and votes on related proposals; strategy of the incumbents versus the dissidents; independence of directors; experience and skills of director candidates; governance profile of the company; evidence of management entrenchment.



INVESTMENT ADVISORY AGREEMENTS



Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors: Proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance compared to peers; resulting fees relative to peers; assignments (where the advisor undergoes a change of control).



APPROVE NEW CLASSES OR SERIES OF SHARES



Vote FOR the establishment of new classes or series of shares.



PREFERRED STOCK PROPOSALS



Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: Stated specific financing purpose; possible dilution for common shares; whether the shares can be used for antitakeover purposes.



1940 ACT POLICIES



Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; current and potential risk.



Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.


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CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION



Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
The fund's target investments; the reasons given by the fund for the change; the projected impact of the change on the portfolio.



CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL



Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.



NAME CHANGE PROPOSALS



Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: Political/economic changes in the target market; consolidation in the target market; current asset composition.



CHANGE IN FUND'S SUBCLASSIFICATION



Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: Potential competitiveness; current and potential returns; risk of concentration; consolidation in target industry.



DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION



Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
Strategies employed to salvage the company; the fund's past performance; terms of the liquidation.



CHANGES TO THE CHARTER DOCUMENT



Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors: the degree of change implied by the proposal; the efficiencies that could result; the state of incorporation; regulatory standards and implications.



Vote AGAINST any of the following changes: Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series; removal of shareholder approval requirement for amendments to the new declaration of trust; removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act; allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares; removal of shareholder approval requirement to engage in and terminate subadvisory arrangements' removal of shareholder approval requirement to change the domicile of the fund.



CHANGE THE FUND'S DOMICILE



Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: Regulations of both states; required fundamental policies of both states; increased flexibility available.



AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL



Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.



DISTRIBUTION AGREEMENTS



Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
Fees charged to comparably sized funds with similar objectives; the proposed distributor's reputation and past performance; the competitiveness of the fund in the industry; terms of the agreement.



MASTER-FEEDER STRUCTURE



Vote FOR the establishment of a master-feeder structure.



MERGERS



Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: Resulting fee structure; performance of both funds; continuity of management personnel; changes in corporate governance and their impact on shareholder rights.



SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT



Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.


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SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES



Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.



SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR



Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: Performance of the fund's NAV; the fund's history of shareholder relations; the performance of other funds under the advisor's management.



                           LAZARD ASSET MANAGEMENT LLC



                              PROXY VOTING POLICIES



A. INTRODUCTION



As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of that Policy.



Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.



B. ADMINISTRATION AND IMPLEMENTATION OF PROXY VOTING PROCESS



Lazard's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.



Lazard's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with Lazard's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.



C. TYPES OF PROPOSALS



Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard's Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.


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D. CONFLICTS OF INTEREST



Lazard's Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services ("ISS"). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS's thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.



E. HOW TO OBTAIN INFORMATION



A copy of Lazard's Proxy Voting Policy is available on request. If you would like to receive a copy of the Proxy Voting Policy, or information about how Lazard voted securities held in your account, you should contact your Lazard representative, or, alternatively, you can call Richard Kowal, Lazard's Proxy Administrator, at (212) 632-6985. If Lazard manages your account through a Separately Managed Account program, you should contact your financial advisor, who will be able to obtain the information for you.



DATED AS OF JULY 1, 2003



                       PART C



                       WELLINGTON MANAGEMENT COMPANY, LLP
           PROXY VOTING POLICIES AND PROCEDURES AND VOTING GUIDELINES



INTRODUCTION



Wellington Management Company, LLP ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.



Wellington Management's Proxy Voting Guidelines set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.



STATEMENT OF POLICIES



As a matter of policy, Wellington Management:



         1. Takes responsibility for voting client proxies only upon a client's written request.



         2. Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.



         3. Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.



         4. Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.



         5. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.



         6. Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.



         7. Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.


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         8.       Provides all clients, upon request, with copies of these Proxy
                  Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.



         9. Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.



RESPONSIBILITY AND OVERSIGHT



Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.



STATEMENT OF PROCEDURES



Wellington Management has in place certain procedures for implementing its proxy voting policies.



GENERAL PROXY VOTING



AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.



RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.



RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.



RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.



PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:



         - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.



         - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.



         - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.



MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the


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apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.



If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.



OTHER CONSIDERATIONS



In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.



SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.



SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.



In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.



LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.



ADDITIONAL INFORMATION



Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.



Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.


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PROXY VOTING GUIDELINES



INTRODUCTION



Upon a client's written request, Wellington Management votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.



These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.



Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.



COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS



         -        Election of Directors:                          For



         -        Repeal Classified Board (SP):                   For



         -        Adopt Director Tenure/Retirement Age (SP):      Against



         -        Minimum Stock Ownership by Directors (SP):      Case-by-Case



         -        Adopt Director & Officer Indemnification:       For



         -        Allow Special Interest Representation to        Against
                  Board (SP):



         -        Require Board Independence (SP):                For



         -        Require Board Committees to be Independent      For
                  (SP):



         -        Require a Separation of Chair and CEO or        Case-by-Case
                  Require a Lead Director (SP):



         -        Boards not Amending Policies That are           Withhold vote*
                  Supported by a Majority Of Shareholders:



                  *on all Directors seeking election the following year.



         -        Approve Directors' Fees:                        For



         -        Approve Bonuses for Retiring Directors:         For



         -        Elect Supervisory Board/Corporate Assembly:     For



MANAGEMENT COMPENSATION



         -        Adopt/Amend Stock Option Plans:                 Case-by-Case



         -        Adopt/Amend Employee Stock Purchase Plans:      For



         -        Eliminate Golden Parachutes (SP):               For



         -        Expense Future Stock Options (SP):              For



         -        Shareholder Approval of All Stock Option Plans  For
                  (SP):



         -        Shareholder Approval of Future Severance        For
                  Agreements Covering Senior Executives (SP):



         -        Recommend Senior Executives Own and Hold        For
                  Company Stock, not Including Options (SP):



         -        Disclose All Executive Compensation (SP):       For



REPORTING OF RESULTS



         -        Approve Financial Statements:                   For


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


         -        Set Dividends and Allocate Profits:             For



         -        Limit Non-Audit Services Provided by Auditors   For
                  (SP):



         -        Ratify Selection of Auditors and Set Their      For
                  Fees:



         -        Elect Statutory Auditors:                       For



SHAREHOLDER VOTING RIGHTS



         -        Adopt Cumulative Voting (SP):                   Against



         -        Redeem or Vote on Poison Pill (SP):             For



         -        Authorize Blank Check Preferred Stock:          Against



         -        Eliminate Right to Call a Special Meeting:      Against



         -        Increase Supermajority Vote Requirement:        Against



         -        Adopt Anti-Greenmail Provision:                 For



         -        Restore Preemptive Rights:                      Case-by-Case



         -        Adopt Confidential Voting (SP):                 For



         -        Approve Unequal Voting Rights:                  Against



         -        Remove Right to Act by Written Consent:         Against



         -        Approve Binding Shareholder Proposals:          Case-by-Case



CAPITAL STRUCTURE



         -        Increase Authorized Common Stock:               Case-by-Case



         -        Approve Merger or Acquisition:                  Case-by-Case



         -        Approve Technical Amendments to Charter:        Case-by-Case



         -        Opt Out of State Takeover Statutes:             For



         -        Consider Non-Financial Effects of Mergers:      Against



         -        Authorize Share Repurchase:                     For



         -        Authorize Trade in Company Stock:               For



         -        Issue Debt Instruments:                         For



SOCIAL ISSUES



         -        Endorse the Ceres Principles (SP):              Case-by-Case



         -        Disclose Political and PAC Gifts (SP):          For



         -        Require Adoption of International Labor         Case-by-Case
                  Organization's Fair Labor Principles (SP):



MISCELLANEOUS



         -        Approve Other Business:                         Abstain



         -        Approve Reincorporation:                        Case-by-Case


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                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
                      PROXY VOTING POLICIES AND PROCEDURES



MASSACHUSETTS FINANCIAL SERVICES COMPANY, MFS Institutional Advisors, Inc., and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as summarized below, with respect to securities owned by the investment companies and separate accounts for which MFS serves as investment adviser and has the power to vote proxies.



These policies and procedures include:



         -        Voting Guidelines;



         -        Review, Recommendation and Voting Procedures;



         -        Monitoring System;



         -        Records Retention and Reports.



VOTING GUIDELINES



1. General Policy; Potential Conflicts of Interest



MFS' policy is that proxy voting decisions are made in light of all relevant factors affecting the anticipated impact of the vote on the long-term economic value of the relevant clients' investments in the subject company, without regard to any of MFS' corporate interests, such as distribution, 401(k) administration or institutional relationships, or the interests of any party other than the client.



As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. However, MFS recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to the different proxy statements. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts.



MFS reviews proxy issues on a case-by-case basis, and there are instances when our judgment of the anticipated effect on the best long-term interests of our clients may warrant exceptions to the guidelines. The guidelines, which are summarized below, provide a framework within which the proxies are voted and have proven to be very workable in practice. These guidelines are reviewed internally and revised as appropriate.



Any potential conflicts of interest with respect to proxy votes are decided in favor of our clients' long-term economic interests. As a matter of policy, MFS will not be influenced in executing these voting rights by outside sources whose interests conflict with or are different from the interests of our clients who own these securities. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.



2. MFS' Policy on Specific Issues



NON-SALARY COMPENSATION PROGRAMS



Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices. In general, MFS votes against option programs that do not require an investment by the optionee, or that give "free rides" on the stock price.



Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse


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


and the stock can be sold. When restricted stock issued at a discount to fair market value is the subject of a shareholder vote, MFS will strongly consider voting against its use.



MFS generally votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. More specifically, MFS votes against stock option plans for non-employee directors which involve stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.



MFS also opposes plans which provide unduly generous compensation for directors or could result in excessive dilution to other shareholders. As a general guideline, MFS tends to vote against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.



Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.



"Golden Parachutes"



From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS generally votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage (e.g., 200%) of such officer's annual compensation.



Anti-Takeover Measures



Any measure that inhibits capital appreciation in a stock, including a possible takeover, is cause of a vote against the proposal. These take many forms from "poison pills" and "shark repellents" to board classification and super-majority requirements. In general, any proposal that protects managements from action by shareholders is voted against.



Reincorporation and Reorganization Proposals



When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of appropriate management proposals, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.



Social Issues



There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS generally opposes the use of corporate resources to further a particular social objective beyond the charter of the company when no discernible shareholder economic advantage is evident.



The laws of various states may regulate how the interests of certain clients subject to those laws are voted.



DILUTION



Reasons for issuance of stock are many and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In cases where management is asking for authorization to issue stock with no reason stated (a "blank check"), MFS is very likely to vote against.






In many cases, the unexplained authorization for common or preferred stock could work as a potential anti-takeover device, again a reason to vote against the authorization.



Confidential Voting



MFS generally votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS generally supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm



Independence of Boards of Directors and Committees Thereof


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While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of the audit committee of a board of directors, MFS generally supports proposals that would require that the audit committee be comprised entirely of directors who are deemed "independent" of the company.



Best Practices Standards



Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS support these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS generally will support the enhanced standards of corporate governance so long as we believe that-- within the circumstances of the environment within which the issuers operate -- it is consistent with the best long-term economic interests of our clients.






Foreign Issuers - Share Blocking



In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. In cases of companies governed by countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, highly material vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with its policies and procedures.



REVIEW, RECOMMENDATION AND VOTING PROCEDURES






1. GATHERING PROXIES






Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.






MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm (the "Proxy Administrator") pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

2.   ANALYZING PROXIES






After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with recommendation to the MFS Proxy Review Group.






Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in light of the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.






As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in the best long-term economic interests of our client. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.






3. VOTING PROXIES






After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.



MONITORING SYSTEM






It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.






When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.



RECORDS RETENTION AND REPORTS


-------------------------

(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
         (v) approval of share repurchase programs.

Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.



At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.






Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.






On an annual basis, the MFS Proxy Consultant and the MFS Proxy Review Group report at an MFS equity management meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

                             OPPENHEIMERFUNDS, INC.
                               498 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10018


         DESCRIPTION OF PORTFOLIO PROXY VOTING PROCEDURES AND GUIDELINES
                                 AUGUST 1, 2003


      Under the investment advisory agreement between OppenheimerFunds, Inc. ("OFI") and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the Oppenheimer funds ("portfolio proxies") is within OFI's responsibility to supervise the Funds' investment program.

      In addition, OR is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFT and each such fund's advisor, OFT is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.


OBJECTIVE


      OFT has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the Fund and its shareholders. OFT undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. When making portfolio proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues. In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OR abstains from voting on those issues.

PROXY VOTING AGENT

      OFI, on behalf of the Funds, has engaged an independent unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The proxy voting agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting agent will refer proxy voting questions to the Proxy Voting Coordinator (described below) for instructions under circumstances where: (1) a particular proxy question is not covered by the Proxy Voting Guidelines; or (2) the Proxy Voting Guidelines call for instructions on a case-by-case basis.

PROXY VOTING COORDINATOR

      The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

CONFLICTS OF INTEREST


      OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFT or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFT affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFT and its directly-controlled affiliates, OFT and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFT votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFT (or its directly-controlled affiliates) and the company.


SUMMARY OF PORTFOLIO PROXY VOTING GUIDELINES

      The following is a summary of the Portfolio Proxy Voting Guidelines under which OFT votes proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OR is the sub-adviser (unless the fund's adviser has advised OR that the adviser will vote the fund's portfolio proxies). Under Portfolio Proxy Voting Guidelines:

- We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

- In general, we oppose anti-takeover proposals and support elimination of antitakeover proposals, absent unusual circumstances.

- We support shareholder proposals to reduce a super-majority vote requirement.

-     We oppose management proposals to add a super-majority vote requirement.


- We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.



- We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of ALL shareholders.


-     We oppose re-pricing of stock options.

- In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.


A copy of the Portfolio Proxy Voting Procedures and Guidelines and the proxy voting record is available upon request to OppenheimerFunds, Inc. 498 Seventh Avenue, 10th Floor, New York, NY 10018, Attn: Proxy Department.



August 1, 2003

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits:

         (a) Amended and Restated Declaration of Trust. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

         (b) Amended and Restated Bylaws. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

         (c)      Not Applicable.

         (d)      1.       Management Agreement effective May 1, 1997.
                           Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

                  2. Amendment No. 1 to Management Agreement effective May 1, 1999. Incorporated herein by reference to post-effective amendment number 23 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 23, 1999.

                  3. Amendment No. 2 to Management Agreement effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 26 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on September 28, 2000.

                  4.       a.       Investment Sub-Advisory Agreement Between
                                    MEMBERS Capital Advisors, Inc. (f/k/a CIMCO
                                    Inc.) and Wellington Management Company LLP effective May 1, 2000. Incorporated herein by reference to post-effective amendment number 24 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 20, 2000. Form of
                                    Amendment No. 3 to Investment Subadvisory
                                    Agreement effective May 1, 2002.

                           b. Letter amendment between MEMBERS Capital Advisors, Inc. and Wellington Management Company, LLP effective September 21, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

                           c. Investment Sub-Advisory Agreement Between MEMBERS Capital Advisors, Inc. and Wellington Management Company LLP effective May 1, 2002. Incorporated herein by reference to post-effective amendment number 29 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 25, 2002.

                  5. Investment Sub-Advisory Agreement Between MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc.) and Lazard Asset Management effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 27 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on October 10, 2000.

                  6. Investment Sub-Advisory Agreement Between MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc.) and Massachusetts Financial Services effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 27 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on October 10, 2000.

                  7. Letter terminating Investment Sub-Advisory Agreement as it relates to the Emerging Growth Fund dated April 2, 2002. Incorporated herein by reference to post-effective amendment number 29 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 25, 2002.

                  8. Investment Sub-Advisory Agreement Between MEMBERS Capital Advisors, Inc. and Oppenheimer Funds, Inc. effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

                  9. Servicing Agreement between MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc.) and CUNA Mutual Insurance Society effective May 1, 1997. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  10. Letter terminating Servicing Agreement between MEMBERS Capital Advisors, Inc. and CUNA Mutual Insurance Society effective June 1, 1999. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

                  11. Servicing Agreement between CUNA Mutual Life Insurance Company and MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc.) effective May 1, 1997. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  12. Termination Agreement between CUNA Mutual Life Insurance Company and MEMBERS Capital Advisors, Inc. effective December 31, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

         (e) Distribution Agreement between Ultra Series Fund and CUNA Brokerage Services, Inc. effective December 29, 1993. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

         (f)      N/A

         (g)      1.       Mutual Fund Custody Agreement between Ultra Series
                           Fund and State Street Bank and Trust Company effective April 30, 1997. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No.
                           2-87775) filed with the Commission on February 12, 1999.

                  2. Amendment No. 1 to Mutual Fund Custody Agreement effective May 1, 1999. Incorporated herein by reference to post-effective amendment number 23 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 23, 1999.

                  3. Amendment to Mutual Fund Custody Agreement effective December 2, 1999. Incorporated herein by reference to post-effective amendment number 26 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on September 28, 2000.

                  4. Amendment No. 2 to Mutual Fund Custody Agreement effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

                  5. Amendment No. 4 to Mutual Fund Custody Agreement effective March 14, 2001. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.


                  6. Form of Amendment No. 5 to Mutual Fund Custody Agreement effective May 1, 2002, incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 28, 2004.


         (h)      1.       Participation Agreement between Ultra Series Fund
                           and CUNA Mutual Life Insurance Company Pension Plan for Home Office Employees. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No.
                           2-87775) filed with the Commission on February 12, 1999.

                  2. Participation Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company Pension Plan for Agents. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  3. Participation Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company 401(k)/Thrift Plan for Home Office Employees. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  4. Participation Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company 401(k)/Thrift Plan for Agents. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  5. Participation Agreement between Ultra Series Fund and CUNA Mutual Pension Plan. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  6. Participation Agreement between Ultra Series Fund and CUNA Mutual Savings Plan. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  7. Participation Agreement between Ultra Series Fund and CUNA Mutual Thrift Plan. Incorporated herein by reference to post-effective amendment number 22 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 12, 1999.

                  8. Investment Accounting Agreement effective October 28, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

         (i) Opinion of Counsel. Incorporated herein by reference to post-effective amendment number 27 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on October 10, 2000.

         (j)      Consent of PricewaterhouseCoopers LLP.

         (k)      Not Applicable.

         (l)      1.       Subscription Agreement between Ultra Series Fund
                           and CUNA Mutual Life Insurance Company effective
                           October 31, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

                  2. Subscription Agreement between Ultra Series Fund and CUMIS Insurance Society effective October 31, 2000. Incorporated herein by reference to post-effective amendment number 28 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 12, 2001.

          (m)     1.       Plan of Distribution dated May 1, 1997.
                           Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

                  2. Supplement No. 1 to Distribution Plan effective May 1, 1999. Incorporated herein by reference to post-effective amendment number 23 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 23, 1999.

                  3. Supplement No. 2 to Distribution Plan effective October 15, 2000. Incorporated herein by reference to post-effective amendment number 26 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on September 28, 2000.

         (n) Multi-Class Plans. Incorporated herein by reference to post-effective amendment number 19 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on February 28, 1997.

         (o)      Reserved.

         (p)      1.       Ultra Series Fund's Code of Ethics effective June
                           1, 2000. Incorporated herein by reference to post-effective amendment number 24 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 20, 2000.

                  2. MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc.) (Investment Adviser) Code of Ethics effective April 1, 2000. Incorporated herein by reference to post-effective amendment number 24 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 20, 2000.

                  3. CUNA Brokerage Services, Inc.'s (Principal Underwriter) Code of Ethics effective September 1, 1997. Incorporated herein by reference to post-effective amendment number 24 to this Form N-1A registration statement (File No. 2-87775) filed with the Commission on April 20, 2000.

Other Exhibits

         Powers of Attorney.

ITEM 24. Persons controlled by or under common control with the fund

Class Z shares of the Ultra Series Fund are currently sold to separate accounts of CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society, or their affiliates, and to their qualified retirement plans.

Class C shares of the Ultra Series Fund are offered to separate accounts of insurance companies other than CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society, or their affiliates, and to qualified retirement plans of companies not affiliated with the Fund, CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society, or their affiliates. Currently, there are no Class C shares outstanding.

CUNA Mutual Life Insurance Company is a mutual life insurance company and therefore is controlled by its contractowners. Various companies and other entities are controlled by CUNA Mutual Life Insurance Company and various companies may be considered to be under common control with CUNA Mutual Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Ultra Series Fund could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

See organization charts on the following pages.

                          CUNA MUTUAL INSURANCE SOCIETY

                   Organizational Chart As Of November 7, 2003



CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin


CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business: Holding Company
         October 15, 1972*
         State of domicile: Wisconsin

CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business: Corporate Property/Casualty Insurance May 23, 1960*
                           State of domicile: Wisconsin

                  CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                           (1) Credit Union Mutual Insurance Society New Zealand Ltd.
                                    Business: Fidelity Bond Coverage
                                    November 1, 1990*
                                    Country of domicile: New Zealand
                                    Incorporated in New Zealand on November 25,
                                    1977
                                    Purchased from New Zealand League on
                                    November 1, 1990

                  b.       CUNA Brokerage Services, Inc.
                           Business: Brokerage
                           July 19, 1985*
                           State of domicile: Wisconsin

                  c.       CUNA Mutual General Agency of Texas, Inc.
                           Business: Managing General Agent
                           August 14, 1991*
                           State of domicile: Texas

                  d.       MEMBERS Life Insurance Company
                           Business: Credit
                           Disability/Life/Health
                           February 27, 1976*
                           State of domicile: Wisconsin
                           Formerly CUMIS Life & CUDIS

                  e.       International Commons, Inc.
                           Business: Special Events
                           January 13, 1981*
                           State of domicile: Wisconsin

                  f.       CUNA Mutual Mortgage Corporation
                           Business: Mortgage Servicing
                           November 20, 1978* Incorporated
                           December 1, 1995 Wholly Owned
                           State of domicile: Wisconsin

                  g.       CUNA Mutual Insurance Agency, Inc.
                           Business: Leasing/Brokerage
                           March 1, 1974*
                           State of domicile: Wisconsin
                           Formerly CMCI Corporation


                  h.       Stewart Associates Incorporated
                           Business: Insurance Agency for Credit Insurance, Collateral Protection,
                           Mechanical Breakdown
                           March 6, 1998
                           State of domicile: Wisconsin



                  i.       CMG Mortgage Assurance Company
                           Formerly Investors Equity Insurance Company, Inc.
                           Business: Private Mortgage Insurance
                           50% ownership by CUNA Mutual Investment Corporation 50% ownership by PMI Mortgage Insurance Company Incorporated in California on March 3, 1969
                           Acquired by CUNA Mutual Investment Corporation April 14, 1994
                           State of domicile: Wisconsin



                  j.       CUNA Mutual Business Services, Inc.
                           Business: Financial Services
                           Incorporated April 22, 1974
                           Wholly owned March 6, 2000
                           State of domicile: Wisconsin


                  CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

                           (1) CUNA Mutual Insurance Agency of Alabama, Inc.
                                 Business: Property & Casualty Agency
                                 May 27, 1993
                                 State of domicile: Alabama

                           (2) CUNA Mutual Insurance Agency of New Mexico, Inc.
                                 Business: Brokerage of Corporate & Personal
                                 Lines
                                 June 10, 1993*

                                 State of domicile: New Mexico

                           (3) CUNA Mutual Insurance Agency of Hawaii, Inc.
                                 Business: Property & Casualty Agency
                                 June 10, 1993*
                                 State of domicile: Hawaii

                           (4) CUNA Mutual Casualty Insurance Agency of
                                 Mississippi, Inc.
                                 Business: Property & Casualty Agency
                                 June 24, 1993*
                                 State of domicile: Mississippi

                           (5) CUNA Mutual Insurance Agency of Kentucky, Inc.
                                 Business: Brokerage of Corporate & Personal
                                 Lines
                                 October 5, 1994*
                                 State of domicile: Kentucky

                           (6) CUNA Mutual Insurance Agency of Massachusetts,
                                 Inc.
                                 Business: Brokerage of Corporate & Personal
                                 Lines
                                 January 27, 1995*
                                 State of domicile: Massachusetts





                           (7)   CUNA Mutual Insurance Agency of Texas, Inc.
                                 Business: Property and Casualty Coverage
                                 September 5, 1973
                                 State of Domicile: Texas


2.       C.U.I.B.S. Pty. Ltd.
         Business: Brokerage
         February 18, 1981*
         Country of domicile: Australia

3.       CUNA Caribbean Insurance Society Limited
         Business: Life and Health
         July 4, 1985*
         Country of domicile: Trinidad and Tobago





4.       CUNA Caribbean Insurance Services Limited
         Business: Consultants, Advisors and Managers for Insurance & Pension Plans
         Incorporated November 26, 1991
         Country of domicile: Trinidad and Tobago



5.       CUNA Mutual Australia Holding Co. Pty. Ltd.
         Business: Holding Company
         September 17, 1999*
         Country of domicile: Australia


         CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

                  (1) CUNA Mutual Life Australia, Ltd.
                      Business: Life Insurance
                      October 15, 1999
                      Country of domicile: Australia



6.       CUNA Mutual Group, Limited
         Business: Brokerage
         May 27, 1998
         Country of domicile: U.K.


* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:





1.       C.U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989



2.       The CUMIS Group Limited
         63.3% ownership by CUNA Mutual Insurance Society
         December 31, 1991


         The CUMIS Group Limited is the 100% owner of the following companies:

                  a.       CUMIS Life Insurance Company
                           Business: Creditor Group, Individual Life and Disability Insurance
                           January 1, 1977
                           Country of domicile: Canada

                  b.       CUMIS General Insurance Company
                           Business: Property & Casualty Insurance
                           July 1, 1980
                           Country of domicile: Canada

                  c.       MemberCARE Financial Services Limited
                           Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program August 1, 1993
                           Country of domicile: Canada

                  d.       MemberCARE Financial Services Partnership
                           Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life Insurance Company.

                           January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%.
                           Country of domicile: Canada

                  e.       Canadian Northern Shield Insurance Company
                           Business: Property & Casualty Insurance
                           February 1, 1985
                           Country of domicile: British Columbia, Canada

                  f.       CUMIS Services Limited
                           Business: Acquisitions and Insurance Agency
                           Management Services
                           June 1, 2000
                           Country of domicile: Canada

                  g.       WESTCU Insurance Services Limited
                           Business: Insurance Agency Management
                           June 21, 2000
                           Country of domicile: Westminster, Canada


3.       MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992



4.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
         99% of value owned by CUNA Mutual Insurance Agency, Inc. DUE to Ohio regulations, CUNA Mutual Insurance Agency, Inc. Holds no voting stock in this corporation.
         June 14, 1993



5.       CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
         Company)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Company
         April 14, 1994



6.       Cooperators Life Assurance Society Limited (Jamaica)
         CUNA Mutual Insurance Society owns 122,500 shares
         Jamaica Co-op Credit Union League owns 127,500 shares
         May 10, 1990

7.       CU Interchange Group, Inc.
         Owned by CUNA Strategic Services, Inc. and various state league organizations
         December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock



8.       CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Insurance Company
         July 26, 1999



9.       Credit Union Service Corporation
         Atlanta, Georgia
         Owned by Credit Union National Association, Inc. and 18 state league organizations
         March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock



10. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999


         CUNA Mutual Australia Limited is the 100% owner of the following companies:

                  a. CUNA Mutual Insurance Brokers Pty Limited (formerly NCUIS Insurance Brokers Pty Limited)
                           Business: Provides Insurance Brokerage Capability

                  b. CUNA Mutual Underwriting (Agencies) Pty Limited (formerly NCUIS Underwriting (Agencies) Pty Limited), which itself is a wholly-owned subsidiary of CUNA Mutual Insurance Brokers Pty Limited
                           Business: Provides Insurance Brokerage Capability

                  c. CUNA Mutual Technology Services Australia Pty Limited (formerly Direct Insurance Network International Pty Limited)
                           Business: Provides Technology Solutions in Support of Our Insurance Operations


11.      CUNA Strategic Services, Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999



Partnerships

1.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

1.       "Sofia LTD." (Ukraine)
         99.96% ownership by CUNA Mutual Insurance Society
         .04% ownership by CUMIS Insurance Society, Inc.
         March 6, 1996

(2)      'FORTRESS' (Ukraine)
         80% ownership by "Sofia LTD."
         19% ownership by The Ukrainian National Association of Savings and Credit Unions
         1% ownership by Service Center by UNASCU
         September 25, 1996

(3)      MEMBERS Development Company LLC
         49% ownership by CUNA Mutual Investment Corporation
         51% ownership by Credit Unions & CUSOs
         September 24, 1999

(4)      The Center for Credit Union Innovation LLC
         33.3% ownership by CUNA Mutual Insurance Society
         33.3% ownership by CUNA & Affiliates
         33.3% ownership by American Association of Credit Union Leagues January 5, 2000

(5)      HRValue Group LLC
         49% ownership by CUNA Mutual Investment Corporation
         51% ownership by Leagues & League Service Organizations
         December 1, 2000


6.       Lending Call Center Services, LLC
         Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
         Incorporated June 24, 2002
         Owned by a sole Class A Owner - APPRO Systems, Inc.
         Owned by a sole Class B Owner - CUNA Mutual Investment Corporation


Affiliated (Nonstock)

1.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

2.       CUNA Mutual Life Insurance Company
         July 1, 1990

Item 25. Indemnification

Each officer, Trustee or agent of the Ultra Series Fund shall be indemnified by the Ultra Series Fund to the full extent permitted under the General Laws of the State of Massachusetts and the Investment Company Act of 1940, as amended, except that such indemnity shall not protect any such person against any liability to the Ultra Series Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). Indemnification shall be made when (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of the quorum of Trustees who are not "interested persons" of the Ultra Series Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, or (b) an independent legal counsel in a written opinion. The Ultra Series Fund may, by vote of a majority of a quorum of Trustees who are not interested persons, advance attorneys' fees or other expenses incurred by officers, Trustees, Investment Advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Ultra Series Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested non-party Trustees of the Ultra Series Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

The Investment Adviser for the Ultra Series Fund is MEMBERS Capital Advisors, Inc. See Part A MANAGEMENT OF THE ULTRA SERIES FUND, The Investment Adviser for a more complete description. The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS                      POSITION HELD

Michael S. Daubs                  MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.            President
Madison, WI 53705                 1982-Present

                                  Director
                                  1995-Present

                                  CUNA Mutual Insurance Society
                                  Chief Officer - Investment
                                  1990-Present

                                  CUNA Mutual Life Insurance Company
                                  Chief Officer - Investment
                                  1989-Present

Lawrence R. Halverson             MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.            Senior Vice President
Madison, WI 53705                 1996-Present

                                  Vice President
                                  1988-Present

                                  Secretary
                                  1992 - 1999

                                  CUNA Brokerage Services, Inc.
                                  President
                                  1996-1998

                                  Director
                                  1996-Present

Joyce A. Harris                   MEMBERS Capital Advisors, Inc.
PO Box 7130                       Director and Chair
Madison, WI  53707                1992 - Present

                                  Heartland Credit Union
                                  President and Chief Executive Officer
                                  1978- Present

James C. Hickman                  MEMBERS Capital Advisors, Inc.
975 University Avenue             Director
Madison, WI 53706                 1992 - Present

                                  University of Wisconsin
                                  Professor
                                  1972 - Present

Mary E. Hoffmann                  MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.            Assistant Vice President
Madison, WI 53705                 2001 - Present

                                  Treasurer
                                  2000 - Present

Michael B. Kitchen                MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.            Director
Madison, WI 53705                 1995 - Present

                                  CUNA Mutual Insurance Society
                                  President and Chief Executive Officer
                                  1995 - Present


                                  CUNA Mutual Life Insurance Company
                                  President and Chief Executive Officer
                                  1995 - Present



Scott D. Knapp                    MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road           Vice President - Marketing & Client Services
Madison, WI  53705                2003 - Present


Tracy K. Lien                     MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.            Assistant Secretary
Madison, WI 53705                 1999 - Present




George A. Nelson                  MEMBERS Capital Advisors, Inc.
PO BOX 44965                      Director and Vice Chair
Madison, WI 53744                 1992 - Present


                                  Evening Telegram Co. - WISC-TV
                                  Executive Vice President
                                  1982 - President






Scott D. Opsal                    MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road           Vice President - Senior Investment Officer,
Madison, WI  53705                Common Stock
                                  2003 - Present

Item 27.  Distributor

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the Ultra Series Fund. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, MEMBERS Mutual Funds, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b. Officers and Directors of CUNA Brokerage.


Name and Principal                  Positions and Offices                     Positions and Offices
 Business Address                    With the Underwriter                        With Registrant
------------------                  ---------------------                     ----------------------
Christine M. Anderson*              Secretary & Treasurer              Forecasting & Planning Vice President,
                                                                       Finance

Grael B. Barker                     Director                           CUSO Program Manager
F-SEMD Kentucky

Dennis J. Godfrey                   Chairman                           None

Katherine I. Grete*                 Assistant Treasurer                None

Timothy S. Halevan**                Compliance Officer                 Vice President - Chief
                                                                       Compliance Officer

John W. Henry*                      Director & Vice Chairman           Senior Vice President - Members Solutions
                                                                       Group

Kevin T. Lentz*                     Director                           Senior Vice President - Members Solutions
                                                                       Group

Tracy K. Lien*                      Assistant Secretary                Recording Secretary/Technical Writer

Faye A. Patzner*                    Chief Officer - Legal              Chief Officer - Legal

Gloria Wallace**                    Assistant Vice President           Assistant Vice President - Brokerage
                                                                       Operations & Ad. Services

Mark T. Warshauer*                  Director                           Senior Vice President

Mark K. Willson*                    Assistant Secretary                Assistant Vice President - Associate
                                                                       General Counsel


*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

a.       CUNA Mutual Life Insurance Company
         2000 Heritage Way
         Waverly, Iowa 50677

b.       MEMBERS Capital Advisors, Inc.
         5910 Mineral Point Road
         Madison, Wisconsin 53705

c        CUNA Mutual Insurance Society
         5910 Mineral Point Road
         Madison, Wisconsin 53705


d.       State Street Bank & Trust Company
         801 Pennsylvania
         Kansas City, MO  64105

Item 29.  Management Services

     Not applicable.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 19th day of April, 2004.


                                    ULTRA SERIES FUND

                                    By: /s/ Michael S. Daubs
                                        ----------------------------------------
                                        Michael S. Daubs
                                        President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE AND TITLE                                             DATE


/s/ Rolf F. Bjelland*                                           4/26/2004
--------------------------------
Rolf F. Bjelland, Trustee



/s/ Holly S. Baggot                                             4/15/2004
--------------------------------
Holly S. Baggot, Secretary & Assistant Treasurer



/s/ Gwendolyn M. Boeke*                                         7/24/2002
--------------------------------
Gwendolyn M. Boeke, Trustee



/s/ Michael S. Daubs                                            4/15/2004
--------------------------------
Michael S. Daubs, President and Trustee



/s/ Alfred L. Disrud*                                           7/24/2002
--------------------------------
Alfred L. Disrud, Trustee



/s/ Lawrence R. Halverson                                       4/15/2004
--------------------------------
Lawrence R. Halverson, Vice President and Trustee



/s/ Mary E. Hoffmann                                            4/15/2004
--------------------------------
Mary E. Hoffmann, Treasurer






/s/ Dan P. Owens                                                4/15/2004
--------------------------------
Dan P. Owens, Assistant Treasurer



/s/ Margaret Gallardo-Cortez                                    4/15/2004
--------------------------------
Margaret Gallardo-Cortez, Attorney-In-Fact



/s/ Thomas C. Watt*                                            7/24/2002
--------------------------------
Thomas C. Watt, Trustee





*Pursuant to Powers of Attorney.

                              INDEX TO EXHIBITS TO

                                  FORM N-1A FOR

                                ULTRA SERIES FUND

Item 23. Exhibits:




                  (j)      Consent of PricewaterhouseCoopers LLP.

Other Exhibits


         99       Powers of Attorney